Statement of Additional Information September 28, 2020

Fund	Ticker Symbol
	Class A	Class B	Class C	Class 529A	Class 529B	Class 529C
MFS® Series Trust X:
MFS® Aggressive Growth Allocation Fund	MAAGX	MBAGX	MCAGX	EAGTX	EBAAX	ECAAX
MFS® Blended Research® Growth Equity Fund	BRWAX	BRWBX	BRWCX	N/A	N/A	N/A
MFS® Blended Research® Mid Cap Equity Fund	BMSFX	BMSBX	BMSDX	N/A	N/A	N/A
MFS® Blended Research® Small Cap Equity Fund	BRSDX	BRSBX	BRSHX	BRSNX	BRSQX	BRSWX
MFS® Blended Research® Value Equity Fund	BRUDX	BRUEX	BRUGX	N/A	N/A	N/A
MFS® Conservative Allocation Fund	MACFX	MACBX	MACVX	ECLAX	EBCAX	ECACX
MFS® Emerging Markets Equity Fund	MEMAX	MEMBX	MEMCX	N/A	N/A	N/A
MFS® Growth Allocation Fund	MAGWX	MBGWX	MCGWX	EAGWX	EBGWX	ECGWX
MFS® International DiversificationSM Fund	MDIDX	MDIFX	MDIGX	N/A	N/A	N/A
MFS® International Growth Fund	MGRAX	MGRBX	MGRCX	N/A	N/A	N/A
MFS® International Intrinsic Value Fund	MGIAX	MGIBX	MGICX	N/A	N/A	N/A
MFS® International Large Cap Value Fund	MKVBX	N/A	MKVCX	N/A	N/A	N/A
MFS® Managed Wealth Fund	MNWAX	MNWBX	MNWCX	N/A	N/A	N/A
MFS® Moderate Allocation Fund	MAMAX	MMABX	MMACX	EAMDX	EBMDX	ECMAX

Fund	Ticker Symbols
	Class I	Class R1	Class R2	Class R3	Class R4	Class R6
MFS® Series Trust X:
MFS® Aggressive Growth Allocation Fund	MIAGX	MAAFX	MAWAX	MAAHX	MAALX	N/A
MFS® Blended Research® Growth Equity Fund	BRWJX	BRWRX	BRWSX	BRWTX	BRWUX	BRWVX
MFS® Blended Research® Mid Cap Equity Fund	BMSLX	BMSRX	BMSSX	BMSTX	BMSVX	BMSYX
MFS® Blended Research® Small Cap Equity Fund	BRSJX	BRSPX	BRSSX	BRSTX	BRSUX	BRSYX
MFS® Blended Research® Value Equity Fund	BRUHX	BRUJX	BRUKX	BRULX	BRUMX	BRUNX
MFS® Conservative Allocation Fund	MACIX	MACKX	MCARX	MACNX	MACJX	N/A
MFS® Emerging Markets Equity Fund	MEMIX	MEMRX	MEMFX	MEMGX	MEMHX	MEMJX
MFS® Growth Allocation Fund	MGWIX	MAGMX	MGALX	MAGEX	MAGJX	N/A
MFS® International DiversificationSM Fund	MDIJX	MDIOX	MDIKX	MDIHX	MDITX	MDIZX
MFS® International Growth Fund	MQGIX	MGRRX	MGRQX	MGRTX	MGRVX	MGRDX
MFS® International Intrinsic Value Fund	MINIX	MINRX	MINFX	MINGX	MINHX	MINJX
MFS® International Large Cap Value Fund	MKVIX	MKVDX	MKVEX	MKVFX	MKVGX	MKVHX
MFS® Managed Wealth Fund	MNWIX	MNWRX	MNWSX	MNWTX	MNWUX	MNWZX
MFS® Moderate Allocation Fund	MMAIX	MAMFX	MARRX	MAMHX	MAMJX	N/A

This Statement of Additional Information ("SAI") contains additional information about each fund listed above (references to "a Fund" or "the Fund" mean each Fund listed on the cover page, unless otherwise noted), and should be read in conjunction with the Fund's Prospectus dated June 30, 2020, for the MFS International Large Cap Value Fund, and dated September 28, 2020, for all other Funds, as may be amended or supplemented from time to time.  For each Fund except MFS International Large Cap Value Fund, the Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders, which is set forth in Item 1 of the Fund's most recent annual Form N-CSR ("Form N-CSR") filed with the U.S. Securities and Exchange Commission (the "SEC").  The Fund's Form N-CSR is available at the hyperlink noted below for the Trust.  MFS International Large Cap Value Fund had not commenced operations as of the fiscal year ended May 31, 2020; therefore, no Financial Statements nor Financial Highlights for such Fund are incorporated by reference into this SAI.
MFS Series Trust X
You may obtain a copy of each Fund's Prospectus, and for each Fund except MFS International Large Cap Value Fund, each Fund's Annual Report, without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.
SEPTEMBER-SAI-COMBINED-092820

Table of Contents:

DEFINITIONS
MANAGEMENT OF THE FUND
SALES CHARGES
DISTRIBUTION PLAN
FINANCIAL INTERMEDIARY COMPENSATION
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS
NET INCOME AND DISTRIBUTIONS
TAX CONSIDERATIONS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION
DETERMINATION OF NET ASSET VALUE
DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(S) AND
FINANCIAL STATEMENTS
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7
7
8
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9
9
16
18
19
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21

 APPENDIX A -- TRUSTEES AND OFFICERS -- IDENTIFICATION AND
    BACKGROUND
APPENDIX B -- TRUSTEE COMPENSATION AND COMMITTEES
APPENDIX C -- SHARE OWNERSHIP
APPENDIX D -- PORTFOLIO MANAGER(S)
APPENDIX E -- PROXY VOTING POLICIES AND PROCEDURES
APPENDIX F -- CERTAIN SERVICE PROVIDER COMPENSATION
APPENDIX G -- SALES CHARGES
APPENDIX H -- DISTRIBUTION PLAN PAYMENTS
APPENDIX I -- FINANCIAL INTERMEDIARY COMPENSATION
APPENDIX J -- INVESTMENT STRATEGIES AND RISKS
APPENDIX K -- INVESTMENT RESTRICTIONS
APPENDIX L -- PORTFOLIO TRANSACTIONS AND BROKERAGE
     COMMISSIONS
APPENDIX M -- RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON
       AN ONGOING BASIS
APPENDIX N -- DESCRIPTION OF RATINGS
APPENDIX O -- INCOME AND FEES RELATED TO SECURITIES LENDING
ACTIVITIES
APPENDIX P – INDEX PROVIDER INFORMATION

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B-1
C-1
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E-1
F-1
G-1
H-1
I-1
J-1
K-1

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M-1
N-1

O-1
P-1

DEFINITIONS
"1940 Act" – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the SEC.
"Board" – the Board of Trustees of the Trust.
"Employer Retirement Plans" – includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.
"Financial intermediary" – includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.
"Fund" – references to "a Fund" or "the Fund" mean each Fund listed on the cover page, unless otherwise noted.
"Independent Trustees" – trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund.
"Majority Shareholder Vote" – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.
"MFD" or the "Distributor" – MFS Fund Distributors, Inc., a Delaware corporation.
"MFS" – Massachusetts Financial Services Company, a Delaware corporation.
"MFSC" – MFS Service Center, Inc., a Delaware corporation.
"MFS Fund" – a fund managed by MFS and overseen by the Board.
"MFS Funds" – collectively, the funds managed by MFS and overseen by the Board.
"Prospectus" – the Prospectus of the Fund, dated June 30, 2020, for the MFS International Large Cap Value Fund, and dated September 28, 2020, for all other Funds, as may be amended or supplemented from time to time.
"SEC" – U.S. Securities and Exchange Commission.
"Trust" – references to a "Trust" mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.
MANAGEMENT OF THE FUND
Organization of the Fund
MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund, each an open-end investment company, are series of MFS Series Trust X, a Massachusetts business trust organized in 1985. Prior to June 1, 2019, MFS International Intrinsic Value Fund was known as MFS International Value Fund. MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund are diversified funds.
Trustees/Officers
Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process.  The Board currently consists of 11 Trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees.  In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS' Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.
Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund's investments and operations. Certain employees of MFS serve as each MFS Fund's officers, including each MFS Fund's principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cyber security). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund's activities, including reports on each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund's auditor, custodian, and pricing service providers. As the Fund's operations are carried out by service providers, the Board's oversight of the risk management processes of the service providers, including processes to address cyber security and other operational failures, is inherently limited.
Trustees and Officers -- Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.
Trustee Compensation and Committees — Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.
Share Ownership
Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.
Portfolio Manager(s)
Information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund's portfolio manager(s), is set forth in APPENDIX D.
Contractual Arrangements
The Fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian, among others, who each provide services to the Fund. Unless expressly stated otherwise, shareholders of the Fund are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.
Investment Adviser
MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS has signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to incorporate environmental, social, and corporate governance (ESG) issues into its investment analysis and decision-making processes, as well as its ownership policies and practices.  MFS also seeks to promote acceptance and implementation of the PRI within the investment industry and reports on progress in the effectiveness of such implementation.  While MFS follows the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legally binding commitment to do so, and MFS may either take actions inconsistent with the PRI or fail to take such actions as would be consistent with the PRI if, in MFS’ judgment, it is in the best economic interests of its clients to do so.
MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting and selecting "Proxy Voting" and then the Fund's name, or by visiting the SEC’s website at http://www.sec.gov.
In addition to the conflicts of interest discussed elsewhere in this SAI, MFS may have other conflicts of interest related to its service as investment adviser to the Fund and other accounts, its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of MFS are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, outside business activities, personal trading, gifts and entertainment, political and charitable contributions, and other topics.  There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
MFS advises multiple accounts (including accounts in which MFS or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  MFS' acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security with respect to the Fund.
In certain instances, there are securities that are suitable for the Fund as well as for one or more other accounts advised by MFS or of any subsidiary of MFS or that MFS believes should no longer be held by the Fund or by other accounts advised by MFS or any subsidiary of MFS. It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. Transactions for each account generally are effected independently unless MFS determines to purchase or sell the same securities for several clients at approximately the same time. MFS may, but is not required to, aggregate purchases and sales for several accounts. The simultaneous management of multiple accounts may create conflicts of interest, particularly in circumstances where MFS or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. MFS has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which MFS or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by MFS to be fair and equitable to each account over time.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
Investment Advisory Agreement – MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:
For MFS Aggressive Growth Allocation Fund, the Fund pays no management fee to MFS; however, the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund's expenses, excluding program management fees, management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment-related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, such that "Other Expenses" do not exceed 0.13% of the class' average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Blended Research Growth Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund's average daily net assets annually up to $1 billion; 0.375% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.35% of the Fund's average daily net assets annually in excess of $2.5 billion.  MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.74% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.49% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.49% of the class' average daily net assets annually for each of Class I and Class R4 shares, 0.99% of the class' average daily net assets annually for Class R2 shares, and 0.45% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Blended Research Mid Cap Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.50% of the Fund's average daily net assets annually up to $1 billion; 0.475% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.45% of the Fund's average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.84% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.59% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.59% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.09% of the class' average daily net assets annually for Class R2 shares, and 0.55% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Blended Research Small Cap Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.65% of the Fund’s average daily net assets annually up to $1 billion, 0.60% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.575% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that ‘‘Total Annual Fund Operating Expenses” do not exceed 0.99% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.74% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.74% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.24% of the class' average daily net assets annually for Class R2 shares, 0.70% of the class' average daily net assets annually for Class R6 shares, 1.04% of the class' average daily net assets annually for Class 529A shares, and 1.79% of the class' average daily net assets annually for each of Class 529B and Class 529C shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2021.
For MFS Blended Research Value Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund's average daily net assets annually up to $1 billion; 0.375% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.35% of the Fund's average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.74% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.49% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.49% of the class' average daily net assets annually for each of Class I and Class R4 shares, 0.99% of the class' average daily net assets annually for Class R2 shares, and 0.45% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Conservative Allocation Fund, the Fund pays no management fee to MFS; however, the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund's expenses, excluding program management fees, management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment-related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, such that "Other Expenses" do not exceed 0.10% of the class' average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Emerging Markets Equity Fund, the management fee set forth in the Investment Advisory Agreement is 1.05% of the Fund's average daily net assets annually up to $500 million; 0.95% of the Fund's average daily net assets annually in excess of $500 million and up to $1 billion; 0.90% of the Fund's average daily net assets annually in excess of $1 billion and up to $4 billion; and 0.85% of the Fund's average daily net assets annually in excess of $4 billion.  MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.31% of the class' average daily net assets annually for each of Class A and Class R3 shares, 2.06% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.06% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.56% of the class' average daily net assets annually for Class R2 shares, and 0.95% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Growth Allocation Fund, the Fund pays no management fee to MFS; however, the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund's expenses, excluding program management fees, management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, such that "Other Expenses" do not exceed 0.10% of the class' average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS International Diversification Fund, the Fund pays no management fee to MFS; however, the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund's expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment-related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, such that "Other Expenses" do not exceed 0.10% of the class' average daily net assets annually for each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares, and 0.00% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS International Growth Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund's average daily net assets annually up to $1 billion, 0.80% of the Fund's average daily net assets annually in excess of $1 billion and up to $2 billion, 0.70% of the Fund's average daily net assets annually in excess of $2 billion and up to $5 billion, 0.65% of the Fund's average daily net assets annually in excess of $5 billion and up to $10 billion, 0.62% of the Fund's average daily net assets annually in excess of $10 billion and up to $20 billion, and 0.60% of the Fund's average daily net assets annually in excess of $20 billion. For the period from June 1, 2019, to July 31, 2019, the management fee set forth in the Investment Advisory Agreement was 0.90% of the Fund's average daily net assets annually up to $1 billion, 0.80% of the Fund's average daily net assets annually in excess of $1 billion and up to $2 billion, 0.70% of the Fund's average daily net assets annually in excess of $2 billion and up to $5 billion, and 0.65% of the Fund's average daily net assets annually in excess of $5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets.
For MFS International Intrinsic Value Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund's average daily net assets annually up to $1 billion; 0.80% of the Fund's average daily net assets annually in excess of $1 billion and up to $2 billion; 0.70% of the Fund's average daily net assets annually in excess of $2 billion and up to $10 billion; 0.65% of the Fund's average daily net assets annually in excess of $10 billion and up to $15 billion; 0.55% of the Fund's average daily net assets annually in excess of $15 billion and up to $20 billion; 0.50% of the Fund's average daily net assets annually in excess of $20 billion and up to $25 billion; 0.45% of the Fund's average daily net assets annually in excess of $25 billion and up to $30 billion; 0.43% of the Fund's average daily net assets annually in excess of $30 billion and up to

$35 billion; and 0.41% of the Fund's average daily net assets annually in excess of $35 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets.
For MFS International Large Cap Value Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund's average daily net assets annually up to $2.5 billion; 0.70% of the Fund's average daily net assets annually in excess of $2.5 billion and up to $5 billion; 0.65% of the Fund's average daily net assets annually in excess of $5 billion and up to $10 billion; 0.62% of the Fund's average daily net assets annually in excess of $10 billion and up to $20 billion; and 0.60% of the Fund's average daily net assets annually in excess of $20 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.96% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.71% of the class' average daily net assets annually for each of Class C and Class R1 shares, 0.71% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.21% of the class' average daily net assets annually for Class R2 shares, and 0.67% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Managed Wealth Fund, the management fee set forth in the Investment Advisory Agreement is 0.35% of the Fund's average daily net assets annually. The underlying funds also pay management fees to MFS which are reflected under "Summary of Key Information-Fees and Expenses" in the Prospectus. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended May 31, 2020, this management fee reduction amounted to 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.91% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.66% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.66% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.16% of the class' average daily net assets annually for Class R2 shares, and 0.63% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
For MFS Moderate Allocation Fund, the Fund pays no management fee to MFS; however, the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund's expenses, excluding program management fees, management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment-related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, such that "Other Expenses" do not exceed 0.10% of the class' average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least September 30, 2021.
MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.
The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; Section 529 program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start-up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.
The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.
Administrator
MFS provides the Fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the amount of assets in the Fund and/or the type of fund.
Shareholder Servicing Agent
MFSC, 100 Hancock Street, North Quincy, MA 02171, a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the amount of assets in the Fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.
In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.  These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.  MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting, transaction processing, and/or other shareholder services ("Shareholder Servicing Payments"), that may include receiving instructions for the purchase, exchange or redemption of shares; preparing and transmitting periodic statements; providing or causing to be provided prospectuses, annual reports, semiannual reports, shareholder notices, and other shareholder communications; providing required tax services and documents; calculating and assessing sales charges; and calculating and recording or distributing distributions to shareholders.  Service providers receive an annualized fee based on the Fund’s average daily net assets serviced by the service provider and/or a fee for each year, or portion thereof, for each Fund account serviced by the service provider.  Payments vary by service provider and may be significant to the service provider.
Proceeds from Fund purchases, redemptions, and distribution payments may be held in one or more demand deposit bank accounts registered to MFSC, who acts as agent for the Funds when opening, closing, and conducting business in the bank account(s).  MFSC may invest overnight balances in money market instruments, including money market funds.  Any balances not invested remain in the bank account(s) overnight.  Pursuant to the Shareholder Servicing Agent Agreement, if MFSC has acted in good faith and with reasonable care, investment risks associated with such bank account(s) are risks of the Fund.
Special Servicing Agreement
Under a Special Servicing Agreement among MFS, certain MFS Funds-of-Funds (currently, the MFS Asset Allocation Funds), and Participating Funds in which an MFS Fund-of-Funds invests, Participating Funds may pay to MFSC a portion of each MFS Fund-of-Funds transfer agent-related expenses, including Shareholder Servicing Payments payable to service providers, to the extent such Shareholder Servicing Payments are less than the amount of the benefits realized or expected to be realized by the Participating Fund from the investment in the Participating Fund by the MFS Fund-of-Funds. As of September 28, 2020, Participating Funds include the following MFS Funds:  MFS Emerging Markets Debt Local Currency Fund; MFS Global Bond Fund; MFS Government Securities Fund; MFS High Income Fund; MFS Inflation-Adjusted Bond Fund; and MFS Limited Maturity Fund.
Distributor
MFD, a wholly-owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. Under the Agreement, MFD agrees to use its best efforts to find purchasers for shares of the Fund.
Program Manager(s) (with respect to 529 Share Classes only)
MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which Class 529A, Class 529B, and Class 529C shares (“529 Share Classes”) are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs’ compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.
Under the Agreement, the Fund pays MFD a fee of up to 0.05% annually of the assets attributable to the 529 Share Classes. MFD pays all or a portion of this fee to third parties.
Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.
Custodian
State Street Bank and Trust Company ("State Street”), with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. State Street is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts, and calculating the daily net asset value of each class of shares.
JPMorgan Chase Bank ("JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of MFS Blended Research Mid Cap Equity Fund and MFS International Large Cap Value Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J.P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of each class of shares.
There is an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of U.S. Dollars deposited by the Fund with JPMorgan.
Certain Service Provider Compensation
Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, Section 529 program management services (if applicable), and transfer agency-related services, for certain specified periods, is set forth in APPENDIX F.
Code of Ethics
The Fund, MFS, its subadvisor (if applicable), and MFD have adopted separate codes of ethics ("Codes of Ethics") as required under the 1940 Act. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of MFS employees and the interests of the Fund. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.
SALES CHARGES
Sales charges (as applicable) paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in APPENDIX G.
DISTRIBUTION PLAN
The Trustees have approved a plan for the Fund in accordance with Rule 12b-1 under the 1940 Act as described in the Fund's Prospectus (the "Distribution Plan”).  In approving the Distribution Plan, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.
The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing the Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.
The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.
The Distribution Plan is a compensation plan, meaning that MFD will receive payment without regard to the actual expenses it incurs under the Distribution Plan for distribution and shareholder services.  The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class of the Fund (as applicable):

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. The distribution fee may be waived from time to time pursuant to Rule 2341 of the Financial Industry Regulatory Authority ("FINRA").
MFD has voluntarily agreed to rebate to the class a portion of each class' 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to seed money of MFS or an affiliate.  Current distribution and service fees for the Fund are reflected under the caption "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.
Service Fees
The Distribution Plan provides that the Fund pays MFD a service fee as described above based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares), as applicable, annually.  MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, corresponding with shareholders and customers regarding the Fund (including receiving and responding to inquiries and answering questions regarding the Fund), and aiding in maintaining the investment of their respective customers in the Fund. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.
Distribution Fees
The Distribution Plan provides that the Fund pays MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the Fund), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.
Distribution and Service Fees Paid to MFD
Payments made by the Fund under the Fund's Distribution Plan for the Fund's most recent fiscal year are set forth in APPENDIX H.
FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, and 529 administrative services fees (if applicable), shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in APPENDIX I.
INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS
Set forth in APPENDIX J is a description of investment strategies which the Fund may generally use in pursuing its investment objective(s) and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX K is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS
The Fund intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Fund consists of non-capital gain income less expenses. In addition, the Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.
TAX CONSIDERATIONS
The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.
Tax Treatment of the Fund
Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securi-ties, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other secu-rities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regu-lated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or busi-nesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a ‘‘qualified publicly traded partnership’’ (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service ("IRS") guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund will treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.
As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, gains, or proceeds, if any, may be subject to foreign withholding or other taxes, which could decrease the Fund’s return on the underlying investments.  Shareholders of the Fund should review "Taxation of Shareholders" below for further information regarding the tax implications of their investment in the Fund.
If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a "regulated investment company" accorded special treatment for such year, the Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards).  Any taxable income, including any net capital gain, retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.
If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or November 30 or December 31 if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year; in the case of a Fund that is permitted to make and makes the election to use December 31 as described above, there will be no gains or losses eligible to be so treated. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. Capital loss carryforwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss, attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary losses, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.
Taxation of Shareholders
Tax Treatment of Distributions — Shareholders of the Fund generally will have to pay federal income tax and any applicable non-U.S., state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.
Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.
In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.
Distributions of net capital gain that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.
The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code.
Under Treasury Regulations, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (REIT) dividends in the hands of non-corporate shareholders.  Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations.  Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders.  A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property.  The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from the Fund's investments in master limited partnerships ("MLPs") will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.  For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, defined below) as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.
If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, such income or gain will be included in the price you pay for the shares, and you may receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.
If the Fund holds, directly or indirectly, one or more "tax credit bonds" issued on or prior to December 31, 2017 (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see "Tax Treatment of the Fund" above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.
Dividends-Received Deduction —  In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations, provided the shareholder otherwise qualifies for the deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.
Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.
U.S. Taxation of Non-U.S. Persons — Distributions by the Fund to shareholders that are not "U.S. persons" within the meaning of the Code ("Non-U.S. Shareholders") properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, such dividends may be subject to backup withholding, as discussed below.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for short-term capital gain dividends and Capital Gain Dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions by the Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is a qualified investment entity ("QIE") because it is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exclusions do not apply for purposes of determining whether the Fund is a QIE.
If the Fund were a QIE, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPIs gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund's Non-U.S. Shareholders and would be subject to U.S. tax withholding.
In addition, such distributions could result in the Non-U.S. Shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. Shareholder's current and past ownership of the Fund.  Non-U.S. Shareholders of the Fund are also subject to wash-sale rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, if an interest in the Fund were a USRPI, the Fund typically would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the Fund shares and pay any additional tax due on the gain.
Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the shares are USRPIs.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form).  Non-U.S. Shareholders should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.
A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. investors in the Fund should consult their tax advisers with respect to the potential application of these rules.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts – Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their "financial interest" in the Fund's "foreign financial accounts," if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements — Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, "FATCA") generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays.  The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.
Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in this regard.  The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.
Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.
State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.
Tax Shelter Reporting — Under Treasury Regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these Regulations in light of their individual circumstances.
Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain obligations purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.
Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations between principal and income.  These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.
Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit ("REMIC") or an equity interest in a taxable mortgage pool ("TMP") (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events.  This notice also provides, and the Regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts ("CRTs") (see below).
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.
A tax-exempt shareholder may also recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes "excess inclusion income."  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.
The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code), these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions, as well as any commodity-related investments, to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.
Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in such PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investment income received by the Fund and gains and proceeds with respect to foreign securities may be subject to foreign withholding or other taxes.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income or gains; the Fund intends to qualify for treaty-reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.
If more than 50% of the total assets of a Fund consists of direct investments in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it.  In addition, a "qualified fund of funds" (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, "Underlying Funds") at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.
If the Fund qualifies as a “qualified fund of funds” (defined above), it will be permitted to distribute “exempt-interest dividends” under the Code and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying Funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.  Such distributions may be treated as an item of tax preference for individual shareholders under the federal alternative minimum tax and may be subject to state and local taxes.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.
Investments in Underlying Funds — If the Fund invests all of its assets in shares of Underlying Funds, its distributable income and gains will normally consist entirely of distributions from the Underlying Funds’ income and gains and gains and losses on the dispositions of shares of Underlying Funds.  To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying Fund realizes capital gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses (so as to offset distributions or capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment.  Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an Underlying Fund.
In addition, in certain circumstances, the wash-sale rules under section 1091 of the Code may apply to the Fund’s sales of Underlying Fund shares that have generated losses.  A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale.  The wash-sale rules could defer losses of the Fund on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
If the Fund were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds.  For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.
If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as “qualified dividend income” as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.
If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.
The fact that the Fund achieves its investment objectives by investing in Underlying Funds will generally not adversely affect the Fund’s ability to pass on to Non-U.S. Shareholders any (see discussion under “U.S. Taxation of Non-U.S. Persons” above) of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the Underlying Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a Non-U.S. Shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Funds.

If an Underlying Fund in which the Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets the shareholder notice and other requirements.
A “qualified fund of funds” (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from Underlying Funds.  Further, as noted above, a qualified fund of funds is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an Underlying Fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualifying fund of funds will be eligible to claim a tax credit or deduction for such taxes.  However, even if a qualified fund of funds qualifies to make such election for any year, it may determine not to do so.  For further considerations pertaining to foreign taxes paid by the Fund, see “Certain Investments” above.
Special Considerations for 529 Share Classes
The following special consideration applies specifically to the ownership of a Fund’s 529 Share Classes through a tuition program that qualifies under Section 529 of the Code.
The 529 Share Classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn.  Withdrawals of earnings that are used to pay “qualified higher education expenses” or elementary or secondary public, private or religious school expenses are tax-free for federal income tax purposes, provided that, in the case of withdrawals used to pay elementary or secondary public, private or religious school expenses, such withdrawals do not exceed $10,000 per year.  State and local taxes may still apply.  These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.
Withdrawals of earnings that are not used for the designated beneficiary’s qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within 60 days to another tuition program for the same designated beneficiary (only one such transfer may be made in any 12 month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied.  The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution.  Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities and other instruments for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity.
MFS places all Fund orders for the purchase or sale of securities and other instruments with the primary objective of seeking to obtain the best execution from responsible executing broker/dealers at competitive rates. MFS seeks to deal with broker/dealers that can provide high quality execution services. The specific criteria used in selecting a broker/dealer will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select among multiple broker/dealers.  MFS defines best execution as a process that seeks to execute portfolio transactions that MFS believes will provide the most favorable qualitative execution, including execution price and commission, spread, or other transaction costs, reasonably available under the circumstances.  This process involves the evaluation of the trading process and execution results over extended periods.  In seeking best execution, MFS takes into account several factors that it considers to be relevant, which include without limitation and in no particular order, the following:  price; the size of the transaction; the nature of the market or the security; the amount of the commission or "spread"; the timing and impact of the transaction, considering market prices and trends; the reputation, experience, and stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, which (except for those accounts managed, in whole or in part, in the European Union or the United Kingdom) may include the quality of the research and brokerage services provided by the broker/dealer.
MFS places trades in various manners including through different broker/dealers, agency brokers, principal market-making dealers, smaller brokers and dealers, which may specialize in particular regions or asset classes, futures commission merchants, and OTC derivatives dealers (each, a “broker/dealer” for purposes of the discussion in this section).  MFS also utilizes electronic trading methods, including electronic communications networks (ECNs) (including, without limitation, multilateral trading facilities (MTFs) and alternative trading systems (ATSs)).  These trading platforms often, in the case of equity transactions, execute transactions at a commission rate lower than that charged by a full-service broker/dealer.  MFS may place Fund orders with Luminex Trading & Analytics LLC, an alternative trading system in which MFS owns approximately 4.9%.  While there may be an economic incentive for MFS to route orders to Luminex to enhance its profitability, Luminex's objective is to run as close to break-even as possible while remaining financially sound and self-sustaining.  Since Luminex does not currently seek to earn a profit on transactions, MFS should not increase Luminex's profitability by routing more trades to it.
In certain circumstances, such as a "buy-in" for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure.  For example, if a Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a "buy-in", unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense).  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.
Brokers/dealers generally will either receive (i) a commission, which is generally negotiable and can vary depending on the type of broker/dealer and market, or (ii) for trades executed on a “net” basis in lieu of a commission, a “spread” representing the difference (or a portion of the difference) between the buying price and the selling price.  Most domestic transactions in equity securities are executed on listed markets (e.g., the New York Stock Exchange (the NYSE)) on a commission or commission equivalent basis.  Transactions in foreign equity securities are normally executed on foreign exchanges.  Foreign equity securities are typically subject to a fixed commission rate which is negotiated on a country-by-country basis.  Fixed income transactions are generally traded in the over the counter market and do not include a stated commission.  As described above, the broker/dealer in a fixed income transaction typically retains the spread or a portion of the spread. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Transaction costs related to trading may include market impact costs and opportunity costs in addition to dealer spreads and commission costs.
Commission rates for equity securities and some derivatives will vary depending upon the trading methods, venues, and broker/dealers selected, as well as the market(s) in which the securities are traded and their relative liquidity.  As noted above, MFS can utilize a variety of broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  MFS periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, and accommodation of MFS' special needs.  MFS may employ outside vendors to provide reports on the quality of broker/dealer executions.  With respect to transactions in derivatives, MFS trades only with broker/dealers with whom it has legally-required or client-requested documentation in place.
For accounts managed in whole or in part in the European Union or the United Kingdom, MFS will pay for external equity and fixed income research out of its own resources. In allocating brokerage for accounts not managed in whole or in part in the European Union or the United Kingdom, MFS can take into consideration the receipt of brokerage and research services, consistent with its obligation to seek best execution for Fund transactions, in determining how and with which broker/dealer to trade. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (‘‘Section 28(e)’’), MFS may cause the Fund to pay a broker/dealer that provides “Brokerage and Research Services” (as defined by Section 28(e)) to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the Brokerage and Research Services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFS' overall responsibilities to the Fund and its other clients. MFS has voluntarily undertaken to reimburse clients from its own resources for Research Commissions, as defined below. ‘‘Commissions,’’ as currently interpreted by the SEC, include fees paid to broker/dealers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents, and other fees received by broker/dealers in riskless principal transactions, as well as any separately identifiable charge for Brokerage and Research Services collected together with the transaction charge for execution in connection with the purchase and sale of portfolio securities. "Research Commissions" represent the portion of Commissions that is paid on client transactions in excess of the portion that compensates the broker/dealer for executing, clearing, and/or settling the transaction. Commissions do not include mark-ups, mark-downs, commission equivalents, and other fees received by dealers in principal transactions.  MFS often receives research services from executing dealers in fixed income transactions.  However, MFS believes that executing dealers in fixed income transactions do not charge lower mark-ups, mark-downs, commission equivalents, or other fees if clients forego research services.  Consequently, MFS does not believe it pays a higher mark-up, mark-down, commission equivalent, or other fees to dealers on fixed income transactions than it would if it did not receive any research services from dealers.  However, except to the extent that research received on fixed income transactions for accounts managed in the European Union or the United Kingdom is offered generally either to any investment firm, is made public or otherwise is believed by MFS not to constitute an illegal “inducement” under European Union law, MFS will pay for such research out of its own resources.
Brokerage and Research Services includes advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of portfolios; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services can include: access to corporate management; industry conferences; research field trips to visit corporate management and/or to tour manufacturing, production, or distribution facilities; statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations (collectively, "Research").
The MFS global investment platform is built on the principle of close collaboration among members of its investment team, where research and investment ideas are shared.  MFS investment professionals utilize Research to help develop their own investment ideas as well as to help understand market consensus, sentiment, or perception, and identify relative inefficiencies more quickly and effectively.  Research is one of many tools MFS uses to either corroborate or challenge investment professionals' individual investment theses in clients' portfolios.  Specifically, Research can be useful in helping investment professionals understand current market consensus and sentiment.
Through the use of Research acquired with Research Commissions, MFS initially avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such Research with its own resources. As a result, the Fund pays more for its portfolio transactions in the first instance than if MFS caused the Fund to pay execution only rates; however, because MFS has voluntarily undertaken to reimburse clients from its own resources for Research Commissions, MFS ultimately assumes the additional expenses that it would incur if it purchased such Research with its own resources. To the extent that MFS were to determine to discontinue its voluntary undertaking, it may have an incentive to select or recommend a broker/dealer based on its interest in receiving Research rather than the Fund's interest in receiving lower commission rates. The Research received may be useful and of value to MFS or its affiliates in serving both the Fund and other clients of MFS or its affiliates. Accordingly, not all of the Research provided by broker/dealers through which the Fund effects securities transactions may be used by MFS in connection with the Fund.
Brokerage commissions paid by the Fund for certain specified periods and information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year are set forth in APPENDIX L.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION
The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.
The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an ‘‘Authorized Person’’).
Neither MFS nor the Fund will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.
Public Disclosure of Portfolio Holdings
In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on mfs.com in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund's Prospectus.
Holdings also include short positions, if any. For certain MFS Funds that invest in other MFS Funds (other than money market funds), the top 10 holdings and full holdings are aggregated holdings, including fund holdings and the holdings of non-money market funds in which the fund invests. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on mfs.com and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.
Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on mfs.com until at least the date on which the Fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which mfs.com information is current.
Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to other accounts managed or advised by MFS or its affiliates may be made available to one or more affiliated or unaffiliated service providers to those accounts. Some of these registered investment companies, sub-advised funds, separate accounts, unregistered products, and other accounts, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.
The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on mfs.com (assuming that it discloses in its Prospectus that such information is available on mfs.com; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.
Disclosure of Non-Public Portfolio Holdings
The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.
With respect to non-public portfolio holdings provided to employees and contractors of MFS or its subsidiaries, employees and contractors of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.
In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.
Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively ‘‘Fund representatives’’) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings. Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above.
In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):
Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.
Fund representatives may also provide oral or written information (‘‘statistical information’’) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.
The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.
Ongoing Arrangements To Make Non-Public Portfolio Holdings Available
With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX M or permit the recipients identified in APPENDIX M to have access to non-public Fund portfolio holdings, on an ongoing basis.
DETERMINATION OF NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the NYSE is open for trading. (As of the date of this SAI, the NYSE is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the NYSE (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). Net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. In accordance with regulations for regulated investment companies, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.
Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by MFS are valued as described below.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price for such security on their primary market or exchange as provided by a third-party pricing service. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.
Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid for such instrument as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service.
Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost for such instrument, which approximates market value.
Exchange-traded options generally are valued at the last sale or official closing price for such option on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation for such option on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation for such option. Foreign currency options are generally valued at a valuation for such option provided by a third-party pricing service.
Futures contracts generally are valued at last posted settlement price for such contract on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation for such contract on their primary exchange, as provided by a third-party pricing service.

Forward foreign currency exchange contracts generally are valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.
Swaps generally are valued at valuations provided by a third-party pricing service.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.
Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES
The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.
Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.
Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.
In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.
The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer).
Under the Trust's Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.
The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Trust's Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.
The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Trust's Declaration of Trust.
Under the Trust's By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(S) AND FINANCIAL STATEMENTS
Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund, providing audit and related services, tax return review, and assistance in connection with various SEC filings.
For each such Fund except MFS International Large Cap Value Fund, the Fund’s Financial Statements and Financial Highlights for the fiscal year ended May 31, 2020, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon its authority as an expert in accounting and auditing. MFS International Large Cap Value Fund had not commenced operations as of the fiscal year ended May 31, 2020; therefore, no Financial Statements nor Financial Highlights for such Fund are incorporated by reference into this SAI.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, and MFS International Diversification Fund, providing audit and related services, tax return review, and assistance in connection with various SEC filings.
Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended May 31, 2020, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon its authority as an expert in accounting and auditing.
For each Fund except MFS International Large Cap Value Fund, the Fund's Financial Statements and Financial Highlights and the report of the independent registered public accounting firm are located in the Fund's Annual Report to shareholders, which is set forth in Item 1 of the Fund's Form N-CSR available at the hyperlink noted below for the Trust.
     MFS Series Trust X

APPENDIX A - TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2020, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES
Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
INTERESTED TRUSTEES
Robert J. Manning(3) age 56	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)
Robin A. Stelmach(3) age 59	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)
INDEPENDENT TRUSTEES
John P. Kavanaugh age 65	Trustee and Chair of Trustees	January 2009	134	Private investor
Steven E. Buller age 69	Trustee	February 2014	134	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)
John A. Caroselli age 66	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)
Maureen R. Goldfarb age 65	Trustee	January 2009	134	Private investor

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Peter D. Jones age 64	Trustee	January 2019	134	Private investor; Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)
James W. Kilman, Jr. age 59	Trustee	January 2019	134
Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage -  Financial Institutions Investment Banking Group (until 2016)
					alpha-En Corporation, Director (2016 - 2019)
Clarence Otis, Jr. age 64	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke age 64	Trustee	May 2014	134	Private investor
Laurie J. Thomsen age 63	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)
OFFICERS
Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Christopher R. Bohane(3) age 46	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino P. Clark(3) age 52	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
John W. Clark, Jr.(3) age 53	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer's Office (until February 2017)
Thomas H. Connors(3) age 60	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo(3) age 52	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 53	Secretary and Clerk	April 2017	134
Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld(3) age 47	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian(3) age 41	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira(3) age 49	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips(3) age 49	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 45	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin(3) age 52	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
James O. Yost(3) age 60	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(1)
Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.  For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

 (2) Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
(3)
“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Fund on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 2004.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:
Interested Trustees:
Robert J. Manning
Mr. Manning is Executive Chairman of MFS (the MFS Funds’ investment adviser) and is Chairman of its Board. He has substantial executive and investment management experience, having worked for MFS for over 30 years.
Robin A. Stelmach
Ms. Stelmach is Vice Chair of MFS (the MFS Funds' investment adviser).  Previously she was Executive Vice President and Chief Operating Officer of MFS and oversaw the company's Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center.

Independent Trustees:
Steven E. Buller, CPA
Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry.  Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. ("BlackRock"), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes.  Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board.  He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.
John A. Caroselli
Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.
Maureen R. Goldfarb
Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with

Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.
Peter D. Jones
Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry.  Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc.  Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds).  Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia.  Mr. Jones is a member of the Investment Committee of the Florida State University Foundation.
John P. Kavanaugh
Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.
James W. Kilman, Jr.
Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry.  Mr. Kilman is currently the Chief Financial Officer of Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office merchant bank that makes and manages investments and oversees philanthropic activities.  Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co.  Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division's Mortgage Department at Goldman Sachs & Co.  Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.
Clarence Otis, Jr.
Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies.  He is a former director of the Federal Reserve Bank of Atlanta.
Maryanne L. Roepke
Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.
Laurie J. Thomsen
Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES
The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.
Trustee Compensation Table

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Michael Hegarty[1]	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Aggressive Growth Allocation Fund[2]	Not Applicable	Not Applicable	$3,804	$3,732	$3,767	$2,061	$3,707	$4,119	$3,732	$3,732	$3,791	$3,767
MFS Blended Research Growth Equity Fund[2]	Not Applicable	Not Applicable	$681	$673	$677	$291	$671	$715	$673	$673	$679	$677
MFS Blended Research Mid Cap Equity Fund[2]	Not Applicable	Not Applicable	$971	$959	$965	$575	$955	$1,021	$959	$959	$968	$965
MFS Blended Research Small Cap Equity Fund[2]	Not Applicable	Not Applicable	$687	$678	$682	$294	$674	$727	$677	$677	$685	$682
MFS Blended Research Value Equity Fund[2]	Not Applicable	Not Applicable	$680	$672	$676	$291	$670	$712	$672	$672	$678	$676
MFS Conservative Allocation Fund[2]	Not Applicable	Not Applicable	$4,440	$4,326	$4,381	$2,621	$4,285	$4,944	$4,323	$4,323	$4,418	$4,381
MFS Emerging Markets Equity Fund[2]	Not Applicable	Not Applicable	$4,004	$3,885	$3,940	$2,153	$3,837	$4,553	$3,877	$3,877	$3,980	$3,940
MFS Growth Allocation Fund[2]	Not Applicable	Not Applicable	$6,580	$6,387	$6,480	$2,798	$6,320	$7,425	$6,385	$6,385	$6,545	$6,480
MFS International Diversification Fund[2]	Not Applicable	Not Applicable	$14,153	$13,413	$13,759	$7,070	$13,129	$17,509	$13,378	$13,378	$14,008	$13,759
MFS International Growth Fund[2]	Not Applicable	Not Applicable	$10,307	$9,931	$10,108	$5,865	$9,788	$12,008	$9,914	$9,914	$10,234	$10,108
MFS International Intrinsic Value Fund[2]	Not Applicable	Not Applicable	$18,259	$17,174	$17,700	$10,761	$16,805	$22,991	$17,169	$17,169	$18,064	$17,700
MFS International Large Cap Value Fund[3]	Not Applicable	Not Applicable	$1,848	$1,818	$1,818	Not Applicable	$1,770	$2,131	$1,770	$1,770	$1,818	$1,818
MFS Managed Wealth Fund[2]	Not Applicable	Not Applicable	$132	$130	$131	$77	$129	$141	$129	$129	$131	$131
MFS Moderate Allocation Fund[2]	Not Applicable	Not Applicable	$9,347	$9,134	$9,237	$5,531	$9,061	$10,282	$9,132	$9,132	$9,308	$9,237
Retirement Benefits Accrued as Part of Fund Expense[2]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund and Fund Complex[4]	Not Applicable	Not Applicable	$397,059	$380,809	$390,809	$394,809	$380,809	$445,809	$384,809	$385,809	$395,809	$390,809

[1]	Mr. Hegarty retired as Trustee of the Fund on December 31, 2019.
[2]	For the fiscal year ended May 31, 2020.
[3]	Estimated amounts for the fiscal year ended May 31, 2021.
[4]	For the calendar year 2019 for 133 funds that paid Trustee compensation.

Committees
As of September 1, 2020, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
AUDIT COMMITTEE	10
Oversees the accounting and auditing procedures of the Fund
and, among other duties, considers the selection of the
independent accountants for the Fund and the scope of the
audit, and considers the effect on the independence of those accountants of any non-audit services such accountants
provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain
affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of
complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable
fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal
underwriter, or any other provider of accounting-related
services to the Fund. Reviews and evaluates the contractual
arrangements of the Fund relating to custody and fund
accounting services, and makes recommendations to the full
Board on these matters.
			Buller*, Kilman, Jr.*, Otis, Jr.*, and Roepke*
COMPLIANCE COMMITTEE	5
Oversees the development and implementation of the Fund’s
regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as
well as oversight of compliance policies of the Fund’s
investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.
			Goldfarb*, Jones*, Otis, Jr.*, and Roepke*
CONTRACTS REVIEW COMMITTEE	5
Requests, reviews, and considers the information deemed
reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of
Distribution under Rule 12b-1 that each Fund proposes to
renew or continue, and to make its recommendations to the full
 Board on these matters.
			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
NOMINATION AND COMPENSATION COMMITTEE	3
Recommends qualified candidates to the Board in the event
that a position is vacated or created. The Committee will
consider recommendations by shareholders when a vacancy
 exists. Shareholders wishing to recommend candidates for
Trustee for consideration by the Committee may do so by
writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by
biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the
Fund), a written consent by the candidate to be named as a
nominee and to serve as Trustee if elected, record and
ownership information for the recommending shareholder with
respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary
standards or qualifications for service on the Board. The
Committee also reviews and makes recommendations to the
Board regarding compensation for the Independent Trustees.
			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Number of Meetings in Last Fiscal Year[1]	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	5
Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio
securities as those policies, procedures, and practices are
carried out by MFS and its affiliates. The Committee also
oversees the lending of portfolio securities, the Trust's
borrowing and lending policies, and the administration of the
Fund’s proxy voting policies and procedures by MFS. The
Committee also oversees the policies, procedures, and
practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements,
and similar investment-related transactions. In addition, the
Committee receives reports from MFS regarding the policies,
procedures, and practices of MFS and its affiliates in
connection with their marketing and distribution of shares of the Fund.
			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
PRICING COMMITTEE	5
Oversees the determination of the value of the portfolio
securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in
accordance with the 1940 Act. The Committee delegates
primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing
policies and procedures approved by the Committee and
adopted by the full Board. These policies include
methodologies to be followed by MFS in determining the fair
values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the
Committee approves and/or ratifies these fair values. The
Committee meets periodically with the members of MFS’
internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made
pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves.
The Committee also exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by
the Board on behalf of each Fund which holds itself out as a
“money market fund” in accordance with Rule 2a-7 under the
1940 Act.  The Committee also reviews and evaluates the
contractual arrangements of service providers relating to the pricing and valuation of the Fund's portfolio securities and other assets.
			Buller*, Caroselli*, Kilman, Jr.*, and Thomsen*
SERVICES CONTRACTS COMMITTEE	5
Reviews and evaluates the contractual arrangements of the
Fund relating to transfer agency, sub-transfer agency, and
administrative services, and makes recommendations to the
full Board on these matters.
			Caroselli*, Goldfarb*, Jones*, and Thomsen*

[1]	For the fiscal year ended May 31, 2020.
*	Independent Trustees. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

APPENDIX C - SHARE OWNERSHIP
Ownership By Trustees and Officers
As of August 31, 2020, the Trustees and Officers of the Trust as a group owned of record less than 1% of any class of the Fund's shares. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.
The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2019.
The following dollar ranges apply:

N.  None
A.  $1 – $10,000
B.  $10,001 – $50,000
C.  $50,001 – $100,000
D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Aggressive Growth Allocation Fund	Dollar Range of Equity Securities in MFS Blended Research Growth Equity Fund	Dollar Range of Equity Securities in in MFS Blended Research Mid Cap Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Small Cap Equity Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	D	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	N	N	N
James W. Kilman, Jr.	N	N	N	N
Clarence Otis, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Blended Research Value Equity Fund	Dollar Range of Equity Securities in MFS Conservative Allocation Fund	Dollar Range of Equity Securities in MFS Emerging Markets Equity Fund	Dollar Range of Equity Securities in MFS Growth Allocation Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	N	D	N	D

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	N	N	A
Peter D. Jones	N	N	N	D
John P. Kavanaugh	N	N	B	N
James W. Kilman, Jr.	N	N	B	N
Clarence Otis, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS International Diversification Fund	Dollar Range of Equity Securities in MFS International Growth Fund	Dollar Range of Equity Securities in MFS International Intrinsic Value Fund	Dollar Range of Equity Securities in MFS International Large Cap Value Fund^
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	D	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	B	C	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	N	N	N
James W. Kilman, Jr.	D	B	N	N
Clarence Otis, Jr.	D	D	N	N
Maryanne L. Roepke	N	N	D	N
Laurie J. Thomsen	N	N	B	N

Name and Position	Dollar Range of Equity Securities in MFS Managed Wealth Fund	Dollar Range of Equity Securities in MFS Moderate Allocation Fund	Aggregate Dollar Range of Equity Securities in ll MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	N	D
Robin A. Stelmach	D	D	D

Independent Trustees
Steven E. Buller	N	N	D
John A. Caroselli	N	N	D
Maureen R. Goldfarb	N	N	D
Peter D. Jones	N	N	D
John P. Kavanaugh	N	N	D
James W. Kilman, Jr.	N	N	D
Clarence Otis, Jr.	N	N	D
Maryanne L. Roepke	N	N	D
Laurie J. Thomsen	N	N	D

^ Shares of the MFS International Large Cap Value Fund had not been offered for sale as of December 31, 2019.
25% or Greater Ownership of the Fund
The following table identifies those investors who own 25% or more of the Fund’s voting shares as of August 31, 2020. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

FUND NAME	PERCENTAGE FUND OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS AGGRESSIVE GROWTH
ALLOCATION FUND	None	None

MFS BLENDED RESEARCH
GROWTH EQUITY FUND	None	None

MFS BLENDED RESEARCH
MID CAP EQUITY FUND	None	None

MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND	None	None

MFS BLENDED RESEARCH
VALUE EQUITY FUND	None	None

MFS CONSERVATIVE
ALLOCATION FUND	None	None

MFS EMERGING MARKETS
EQUITY FUND	91.04	MFS INTERNATIONAL DIVERSIFICATION FUND[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171-2102

FUND NAME	PERCENTAGE FUND OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GROWTH
ALLOCATION FUND	None	None

MFS INTERNATIONAL
DIVERSIFICATION FUND	None	None

MFS INTERNATIONAL
GROWTH FUND	39.73	MFS INTERNATIONAL DIVERSIFICATION FUND[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171-2102

MFS INTERNATIONAL
INTRINSIC VALUE FUND	None	None

MFS INTERNATIONAL
LARGE CAP VALUE FUND	99.84	MFS INTERNATIONAL DIVERSIFICATION FUND[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171-2102

MFS MANAGED WEALTH
FUND	None	None

MFS MODERATE
ALLOCATION FUND	None	None

1 The MFS Fund listed above will generally vote these shares in the same proportion as other shareholders. If there are no other shareholders of the Fund, the MFS Fund will vote in what MFS believes to be the MFS Fund's best long-term economic interest.
5% or Greater Ownership of Share Class
The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of August 31, 2020.
FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS A	19.13	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	11.21	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.17	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.48	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.39	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	27.34	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS B	17.04	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	11.47	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	46.83	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS C	21.56	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	11.22	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	10.38	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.36	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.61	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	6.02	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	19.84	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS 529A	19.52	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	80.16	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS 529B	100.00	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS 529C	98.01	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS I	29.40	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	26.73	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	6.83	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.67	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS R1	63.62	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	63.62	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	26.39	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS R2	51.71	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	51.70	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	22.93	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	6.17	MATRIX TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS R3	35.30	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	29.22	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	29.06	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	8.07	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.49	NATIONWIDE LIFE INSURANCE COMPANY	PO BOX 182029	COLUMBUS OH 43218-2029
MFS AGGRESSIVE GROWTH
ALLOCATION FUND
CLASS R4	21.56	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	13.39	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	10.63	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	10.59	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	10.43	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	9.79	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	6.73	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.58	JOHN HANCOCK TRUST CO LLC	690 CANTON ST STE 100	WESTWOOD MA 02090-2324
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS A	87.31	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.73	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS B	20.94	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	17.90	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	10.89	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.22	PETER C COPPOLA & ANNE M COPPOLA	4 GARDNER WAY	MILFORD NJ 08848-1634
	6.17	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.06	MARTIN A MANCZKA	4816 MICHELE CT	ERIE PA 16504-2772
	32.04	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS C	33.82	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	24.17	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	12.84	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5.47	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.31	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	7.06	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS I	78.44	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	10.56	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS R2	46.90	L&S ELECTRIC INC	C/O FASCORE LLC 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	32.95	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	20.15	AMFO & CO	1010 GRAND BLVD PO BOX 419692	KANSAS CITY MO 64141-6692
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
GROWTH EQUITY FUND
CLASS R6	91.14	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	17.48	MFS LIFETIME 2040 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	17.43	MFS LIFETIME 2030 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	13.50	MFS LIFETIME 2035 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	10.48	MFS LIFETIME 2050 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	10.26	MFS LIFETIME 2045 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	8.25	MFS LIFETIME INCOME FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	7.95	MFS LIFETIME 2025 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	5.79	MFS LIFETIME 2055 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS A	98.51	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS B	66.33	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	12.96	NED E OSTENSO	233 BLAKE RD S	HOPKINS MN 55343-2022
	30.93	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS C	44.45	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	9.14	NOAH H DOMNICK & ELIZABETH K DOMNICK	10406 MOURNING DOVE DR	AUSTIN TX 78750-1622
	7.25	NOE A CANO	3108 SKELLY RD	BAY CITY TX 77414-3752
	6.46	CHRISTOPHER J THOMPSON	9410 WILLARD ST	ROWLETT TX 75088-4455
	6.32	CONSTANTINE C VAVOLOTIS	PO BOX 14519	EAST PROVIDENCE RI 02914- 0519
	5.67	SARAH E MORRISS	17718 NW MARYLHURST CT	PORTLAND OR 97229-1793
	38.40	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS I	96.31	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS R1	62.12	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	37.88	ASCENSUS TRUST CO	PO BOX 10758	FARGO ND 58106-0758
	37.88	YCC PRODUCTS	PO BOX 10758	FARGO ND 58106-0758
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS R2	47.76	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	47.76	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
	44.31	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS R3	81.46	NATIONWIDE TRUST CO	PO BOX 182029	COLUMBUS OH 43218-2029
	10.43	ALERUS FINANCIAL	PO BOX 64535	SAINT PAUL MN 55164-0535
	10.43	TRI-STAR CABINET & TOP CO INC	PO BOX 64535	SAINT PAUL MN 55164-0535

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5.97	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS R4	90.82	ASCENSUS TRUST CO	PO BOX 10758	FARGO ND 58106-0758
	90.82	LEECH LAKE BAND OF OJIBWE	PO BOX 10758	FARGO ND 58106-0758
	9.18	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
MID CAP EQUITY FUND
CLASS R6	94.19	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	19.22	MFS LIFETIME 2030 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	18.36	MFS LIFETIME 2040 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	13.99	MFS LIFETIME 2035 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	11.01	MFS LIFETIME 2050 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	10.78	MFS LIFETIME 2045 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	7.84	MFS LIFETIME INCOME FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	6.91	MFS LIFETIME 2025 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	6.08	MFS LIFETIME 2055 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS A	63.34	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	9.47	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	8.45	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.80	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS B	35.53	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	16.21	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	14.08	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	5.13	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.11	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	18.59	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS C	51.64	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	11.99	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.61	STIFEL NICOLAUS & CO INC	501 N BROADWAY	SAINT LOUIS MO 63102-2137
	9.65	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	5.39	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.07	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS 529A	16.89	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	82.98	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS 529B	24.52	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	14.41	DIANE G EMR	62 VENETIAN DR	LK HOPATCONG NJ 07849- 2220
	10.31	MACKENZIE K HARDER	4205 GREAT OAK CIR	GRANITE BAY CA 95746-4801
	5.34	HEATHER N JATCZAK	166 REDBERRY LN	MARSTONS MLS MA 02648- 1083
	5.13	ROBERT A ESTLER	13 BERTRAM ST	ISLIP NY 11751-1001
	75.48	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS 529C	8.26	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	5.64	PAUL BLASE	3342 N SEELEY AVE	CHICAGO IL 60618-6222
	91.69	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS I	33.56	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	32.57	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	21.87	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.22	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS R1	30.85	CAPITAL BANK & TRUST CO	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	9.73	MIDWEST TIRE & MUFFLER INC	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	6.07	LISA BREUNER DPM INC	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	7.73	TIM DENO TRUSTEE FBO 3D MACHINE	C/O FASCORE LLC 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	7.08	STEPHAN GLATZ BJ POMERANTS TRUSTEE FBO COLUMBUS SURGICAL ASSOCIATES	C/O FASCORE LLC 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	6.31	IVAN & JOHN BENNETT & ALISA KING FB BENNETTS CARPETS INC	C/O FASCORE LLC 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	5.72	WSTRC OLFLD SRVCS NC	C/O FASCORE LLC 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS R2	18.08	CAPITAL BANK & TRUST CO	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
	5.62	MICHAEL CHIN TRUSTEE FBO MISSION SURGICAL CLINIC INC	C/O FASCORE LLC 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS R3	59.92	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	27.37	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	27.37	MELANSON HEATH & COMPANY PC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	11.91	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS R4	99.64	NATIONWIDE TRUST CO	PO BOX 182029	COLUMBUS OH 43218-2029
MFS BLENDED RESEARCH
SMALL CAP EQUITY FUND
CLASS R6	33.88	MATRIX TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	9.63	ALASKA USA FEDERAL CREDIT UNION	717 17TH ST STE 1300	DENVER CO 80202-3304
	44.85	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	9.92	MFS LIFETIME 2040 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	9.40	MFS LIFETIME 2030 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	7.12	MFS LIFETIME 2035 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	6.29	MFS LIFETIME 2050 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	6.16	MFS LIFETIME 2045 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	5.96	MFS LIFETIME INCOME FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS A	94.83	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS B	47.56	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	16.63	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	11.03	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.17	LESLIE OSTERHOUDT	10 COUNTRY MEADOW WAY	HILTON NY 14468-9586
	18.82	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS C	37.23	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	18.59	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	11.24	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	8.59	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	5.42	EILEEN M SCHEMBRI	37 WESTHAMPTON WAY	LANSDALE PA 19446-7316
	9.71	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS I	36.81	JONATHAN W SAGE	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	23.79	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	17.93	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	11.05	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	9.25	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS R2	88.64	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	11.36	AMFO & CO	1010 GRAND BLVD	PO BOX 419692

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS R3	93.20	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	6.38	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	6.38	THE NORTH-EASTERN PENNSYLVANIA TELEPHONE CO	100 MAGELLAN WAY	COVINGTON KY 41015-1999
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS BLENDED RESEARCH
VALUE EQUITY FUND
CLASS R6	93.71	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	18.01	MFS LIFETIME 2040 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	17.85	MFS LIFETIME 2030 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	13.91	MFS LIFETIME 2035 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	10.74	MFS LIFETIME 2050 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	10.54	MFS LIFETIME 2045 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	8.44	MFS LIFETIME INCOME FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	8.29	MFS LIFETIME 2025 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	5.93	MFS LIFETIME 2055 FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
MFS CONSERVATIVE
ALLOCATION FUND
CLASS A	41.52	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	8.50	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.37	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	13.53	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS CONSERVATIVE
ALLOCATION FUND
CLASS B	19.84	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	9.02	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.90	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.92	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.39	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	24.54	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS CONSERVATIVE
ALLOCATION FUND
CLASS C	21.50	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	15.16	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.96	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	10.32	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.92	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.85	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.79	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS CONSERVATIVE
ALLOCATION FUND
CLASS 529A	16.53	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	83.47	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS CONSERVATIVE
ALLOCATION FUND
CLASS 529B	96.90	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS CONSERVATIVE
ALLOCATION FUND
CLASS 529C	10.27	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	89.43	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS CONSERVATIVE
ALLOCATION FUND
CLASS I	28.09	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	11.47	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.36	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.03	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.99	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	7.82	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	6.43	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.01	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS CONSERVATIVE
ALLOCATION FUND
CLASS R1	48.02	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	48.02	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	16.23	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	14.48	ASCENSUS TRUST COMPANY	PO BOX 10758	FARGO ND 58106-0758
	14.48	PEDIATRIC & ADOLESCENT CENTER	PO BOX 10758	FARGO ND 58106-0758
	12.93	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
MFS CONSERVATIVE
ALLOCATION FUND
CLASS R2	32.75	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	32.55	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	23.21	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	9.87	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	7.90	MATRIX TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	6.81	MARTIGNETTI COMPANIES LLC	500 JOHN HANCOCK RD	TAUNTON MA 02780-7379
MFS CONSERVATIVE
ALLOCATION FUND
CLASS R3	29.45	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	28.80	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	15.98	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	10.21	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.37	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	7.37	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
	5.94	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	5.92	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.21	MATRIX TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
MFS CONSERVATIVE
ALLOCATION FUND
CLASS R4	21.74	TIAA	211 N BROADWAY STE 1000	SAINT LOUIS MO 63102-2748
	12.67	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	9.81	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.68	HEB PARTNER	646 S FLORES ST	SAN ANTONIO TX 78204-1219
	8.59	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	6.97	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	5.47	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
MFS EMERGING MARKETS
EQUITY FUND
CLASS A	34.82	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	9.61	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.55	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS EMERGING MARKETS
EQUITY FUND
CLASS B	15.40	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.67	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.73	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	43.32	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS EMERGING MARKETS
EQUITY FUND
CLASS C	16.31	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.46	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	11.43	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.75	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.25	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	23.44	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS EMERGING MARKETS
EQUITY FUND
CLASS I	31.33	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	20.38	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	19.55	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	9.73	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.74	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
MFS EMERGING MARKETS
EQUITY FUND
CLASS R1	66.97	ASCENSUS TRUST CO	PO BOX 10758	FARGO ND 58106-0758
	66.97	YCC PRODUCTS	PO BOX 10758	FARGO ND 58106-0758
	14.25	MATRIX TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	5.81	STANDISH-STERLING COMM (MI)	717 17TH ST STE 1300	DENVER CO 80202-3304
	5.74	LINDENHURST PUB SCH UFSD	717 17TH ST STE 1300	DENVER CO 80202-3304
	10.19	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
MFS EMERGING MARKETS
EQUITY FUND
CLASS R2	45.78	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
	20.17	TALCOTT RESOLUTION LIFE INS CO	PO BOX 5051	HARTFORD CT 06102-5051
	16.52	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	5.07	MED CENTER MEDICAL CLINIC CORP	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	7.52	BARRY ANDERSON DON LOWER TODD WHITL ANDERSON LOWER WHITLOW PC	C/O FASCORE 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111- 5002
MFS EMERGING MARKETS
EQUITY FUND
CLASS R3	68.37	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	13.15	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
MFS EMERGING MARKETS
EQUITY FUND
CLASS R4	77.11	VRSCO	2929 ALLEN PKWY STE A6-20	HOUSTON TX 77019-7100
	77.11	AIGFSB CUST TTEE FBO NASSAU HEALTHCARE CORPORATION	2929 ALLEN PKWY STE A6-20	HOUSTON TX 77019-7100
	13.00	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	7.84	MCCLINTOCK & ASSOCIATES	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.16	LATCHA & ASSOCIATES	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	7.64	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	7.64	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
MFS EMERGING MARKETS
EQUITY FUND
CLASS R6	96.43	STATE STREET BANK [1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	96.43	MFS INTERNATIONAL DIVERSIFICATION FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
MFS GROWTH
ALLOCATION FUND
CLASS A	34.39	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	10.38	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.63	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	21.12	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS GROWTH
ALLOCATION FUND
CLASS B	18.56	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.12	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.12	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.08	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.96	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	41.36	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GROWTH
ALLOCATION FUND
CLASS C	15.43	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	14.13	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	12.72	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.87	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	6.89	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.65	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.27	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	16.22	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS GROWTH
ALLOCATION FUND
CLASS 529A	25.52	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	74.34	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS GROWTH
ALLOCATION FUND
CLASS 529B	98.03	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS GROWTH
ALLOCATION FUND
CLASS 529C	5.30	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	94.61	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS GROWTH
ALLOCATION FUND
CLASS I	17.26	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	12.63	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.45	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	9.32	ICMA RETIREMENT CORPORATION	777 N CAPITOL ST NE STE 600	WASHINGTON DC 20002-4240
	8.26	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.74	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	5.06	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.32	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS GROWTH
ALLOCATION FUND
CLASS R1	51.18	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	51.18	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	19.91	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	14.62	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.19	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
MFS GROWTH
ALLOCATION FUND
CLASS R2	43.91	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	43.84	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	20.66	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	14.01	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
MFS GROWTH
ALLOCATION FUND
CLASS R3	42.87	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	42.61	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	15.70	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	6.16	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.41	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.08	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	5.08	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
MFS GROWTH
ALLOCATION FUND
CLASS R4	15.22	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	13.78	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	12.59	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.60	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	6.04	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	6.10	ADP ACCESS PRODUCT	PO BOX 48529	ATLANTA GA 30362-1529
	7.48	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	6.23	ASCENSUS TRUST CO	PO BOX 10758	FARGO ND 58106-0758
	5.51	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	5.40	MATRIX TRUST COMPANY	PO BOX 52129	PHOENIX AZ 85072-2129
	5.19	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS A	43.66	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	18.67	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.40	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	7.23	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS B	30.07	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	11.47	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.44	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.23	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	21.90	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS C	17.16	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	11.62	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	10.10	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	9.69	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	9.63	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	7.44	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.21	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.73	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	5.20	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS I	24.89	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	14.55	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	10.79	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.57	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	6.91	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.87	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.13	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	6.01	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	5.07	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS R1	22.11	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	7.59	THE NEW YORK PREPARATORY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	20.85	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	13.22	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	13.22	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	12.38	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	8.05	PIMS/PRUDENTIAL	PO BOX 15010	NEWPORT BEACH CA 92659- 5010
	8.05	W.E. HALL COMPANY	PO BOX 15010	NEWPORT BEACH CA 92659- 5010
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS R2	24.30	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	11.33	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	11.24	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	8.54	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	8.22	MATRIX TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	7.90	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	6.68	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.42	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS R3	22.58	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	10.98	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	7.99	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	7.32	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	7.32	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	6.42	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD	CHARLOTTE NC 28262-8522
	5.58	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.37	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS R4	30.13	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	11.04	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.06	TIAA	211 N BROADWAY STE 1000	SAINT LOUIS MO 63102-2748
	6.78	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	5.27	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	5.26	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
MFS INTERNATIONAL
DIVERSIFICATION FUND
CLASS R6	61.31	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	11.77	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL
GROWTH FUND
CLASS A	35.24	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	20.61	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	17.06	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
MFS INTERNATIONAL
GROWTH FUND
CLASS B	16.90	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	16.54	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	11.17	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	34.11	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
GROWTH FUND
CLASS C	9.03	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.83	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.75	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.35	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	6.67	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.26	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	5.89	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	18.35	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
GROWTH FUND
CLASS I	17.90	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	16.96	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	15.68	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	13.27	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	7.95	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.15	SEI PRIVATE TRUST CO	1 FREEDOM VALLEY DR	OAKS PA 19456-9989
	5.41	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL
GROWTH FUND
CLASS R1	81.45	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	6.78	PIMS/PRUDENTIAL	618 S KILROY RD	TURLOCK CA 95380-9531
	6.78	VOLK ENTERPRISES INC	618 S KILROY RD	TURLOCK CA 95380-9531

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL
GROWTH FUND
CLASS R2	39.54	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	16.22	TALCOTT RESOLUTION LIFE INS CO	PO BOX 5051	HARTFORD CT 06102-5051
	15.78	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	7.10	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	5.12	LINCOLN RETIREMENT SERVICES COMPANY	PO BOX 7876	FORT WAYNE IN 46801-7876
	5.12	SHAWNEE	PO BOX 7876	FORT WAYNE IN 46801-7876
MFS INTERNATIONAL
GROWTH FUND
CLASS R3	29.61	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	21.83	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	9.83	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	8.73	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
	6.42	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
MFS INTERNATIONAL
GROWTH FUND
CLASS R4	34.09	MG TRUST COMPANY	700 17TH ST STE 300	DENVER CO 80202-3531
	34.09	UNITED OF OMAHA	700 17TH ST STE 300	DENVER CO 80202-3531
	22.87	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	19.53	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.47	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	5.95	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	6.21	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
MFS INTERNATIONAL
GROWTH FUND
CLASS R6	59.98	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	59.98	MFS INTERNATIONAL DIVERSIFICATION FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	8.80	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	6.00	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS A	32.15	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	20.53	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	11.98	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	11.01	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS B	28.92	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	9.00	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.86	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.37	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.35	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.76	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.28	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	10.60	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS C	14.14	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	12.10	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	11.18	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	10.08	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	9.91	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761
	8.31	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	7.39	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.44	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	5.21	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS I	17.85	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	14.88	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	14.55	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.93	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	7.65	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.53	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS R1	44.78	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	12.10	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	10.55	DCGT	711 HIGH ST	DES MOINES IA 50392-0001

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	15.33	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
	7.72	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	5.43	RELIANCE TRUST CO	PO BOX 28004	ATLANTA GA 30358-0004
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS R2	19.20	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	15.87	TALCOTT RESOLUTION LIFE INS CO	PO BOX 5051	HARTFORD CT 06102-5051
	13.89	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	13.89	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
	11.32	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	7.13	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS R3	29.91	NATIONWIDE LIFE INSURANCE COMPANY	PO BOX 182029	COLUMBUS OH 43218-2029
	15.23	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.68	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	6.50	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	5.44	TALCOTT RESOLUTION LIFE INS CO	PO BOX 5051	HARTFORD CT 06102-5051
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS R4	17.87	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.79	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.96	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	7.35	MATRIX TRUST COMPANY	PO BOX 52129	PHOENIX AZ 85072-2129
	7.03	MEBT	PO BOX 52129	PHOENIX AZ 85072-2129
	6.64	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	6.40	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.71	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
MFS INTERNATIONAL
INTRINSIC VALUE FUND
CLASS R6	39.23	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	39.23	MFS INTERNATIONAL DIVERSIFICATION FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	9.10	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.04	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	5.88	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5.68	J P MORGAN SECURITIES LLC	4 CHASE METROTECH CTR	BROOKLYN NY 11245-0003
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS A	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS C	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS I	76.34	STEVEN R GORHAM & DOROTHY L GORHAM	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	20.48	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS INTERNATIONAL
LARGE CAP VALUE FUND
CLASS R6	100.00	STATE STREET BANK[1]	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
	100.00	MFS INTERNATIONAL DIVERSIFICATION FUND	200 NEWPORT AVENUE EXT	NORTH QUINCY MA 02171- 2102
MFS MANAGED WEALTH
FUND
CLASS A	28.07	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
	25.28	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	11.19	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	9.97	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	8.41	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	5.71	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.23	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MANAGED WEALTH
FUND
CLASS B	77.30	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	22.70	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS MANAGED WEALTH
FUND
CLASS C	74.34	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.62	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
MFS MANAGED WEALTH
FUND
CLASS I	23.08	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	22.07	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	10.93	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.18	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	7.80	DANIEL J BOYCE SHELLEY L BOYCE	400 DEVEREUX DR	VILLANOVA PA 19085-1932
	7.32	TD AMERITRADE INC	PO BOX 2226	OMAHA NE 68103-2226
MFS MANAGED WEALTH
FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MANAGED WEALTH
FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MANAGED WEALTH
FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MANAGED WEALTH
FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MANAGED WEALTH
FUND
CLASS R6	99.37	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS MODERATE
ALLOCATION FUND
CLASS A	39.02	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	9.04	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.88	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	16.30	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MODERATE
ALLOCATION FUND
CLASS B	22.05	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.94	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.78	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.83	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	32.35	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MODERATE
ALLOCATION FUND
CLASS C	18.16	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	14.35	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	13.52	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.23	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	8.27	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.84	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	12.51	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MODERATE
ALLOCATION FUND
CLASS 529A	20.58	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	79.36	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MODERATE
ALLOCATION FUND
CLASS 529B	6.95	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	93.05	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632
MFS MODERATE
ALLOCATION FUND
CLASS 529C	5.88	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	93.64	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS MODERATE
ALLOCATION FUND
CLASS I	18.96	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	13.96	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	13.28	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.18	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.24	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716- 1102
	6.01	DANIEL J BOYCE SHELLEY L BOYCE	400 DEVEREUX DR	VILLANOVA PA 19085-1932
MFS MODERATE
ALLOCATION FUND
CLASS R1	48.25	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	48.25	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	27.43	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	12.19	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
MFS MODERATE
ALLOCATION FUND
CLASS R2	34.55	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	34.18	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	28.66	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	10.29	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	5.99	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	5.16	ASCENSUS TRUST COMPANY	PO BOX 10758	FARGO ND 58106-0758
MFS MODERATE
ALLOCATION FUND
CLASS R3	28.90	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	27.75	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	26.09	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	8.75	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.25	AMERICAN UNITED LIFE	PO BOX 368	INDIANAPOLIS IN 46206-0368
	5.52	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
MFS MODERATE
ALLOCATION FUND
CLASS R4	17.73	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	14.07	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111- 5002
	9.75	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	6.95	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	8.09	ASCENSUS TRUST CO	PO BOX 10758	FARGO ND 58106-0758

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
7.98	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
5.87	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
5.36	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105- 1905
5.09	JOHN HANCOCK TRUST CO LLC	690 CANTON ST STE 100	WESTWOOD MA 02090-2324

1 State Street Bank is the record owner of shares of the Fund on behalf of certain investment companies advised by MFS.

APPENDIX D - PORTFOLIO MANAGER(S)
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process.  As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
With respect to each portfolio manager except Messrs. William Adams, Joseph Flaherty, Jr., and Mike Roberge and Ms. Camille Humphries Lee, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon.  The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods.  For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm.  Emphasis is generally placed on longer performance periods when multiple performance periods are available.  Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2019, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:
Fund	Portfolio Manager	Benchmark(s)
MFS Aggressive Growth Allocation Fund	Natalie Shapiro
Standard & Poor's 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Index (net div)
Bloomberg Commodity Index
FTSE EPRA Nareit Developed Real Estate Index (net div)
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds

MFS Blended Research Growth Equity Fund	Matt Krummell	Russell 1000® Growth Index Lipper Large-Cap Growth Funds
	Jim Fallon	Russell 1000® Growth Index Lipper Large-Cap Growth Funds
	Jonathan Sage	Russell 1000® Growth Index Lipper Large-Cap Growth Funds
	Jed Stocks	Russell 1000® Growth Index Lipper Large-Cap Growth Funds

MFS Blended Research Mid Cap Equity Fund	Matt Krummell	Russell MidCap® Index Lipper Mid-Cap Core Funds
	Jim Fallon	Russell MidCap® Index Lipper Mid-Cap Core Funds
	Jonathan Sage	Russell MidCap® Index Lipper Mid-Cap Core Funds
	Jed Stocks	Russell MidCap® Index Lipper Mid-Cap Core Funds

MFS Blended Research Small Cap Equity Fund	Matt Krummell	Russell 2000® Index Lipper Small-Cap Core Funds
	Jim Fallon	Russell 2000® Index Lipper Small-Cap Core Funds
	Jonathan Sage	Russell 2000® Index Lipper Small-Cap Core Funds
	Jed Stocks	Russell 2000® Index Lipper Small-Cap Core Funds

MFS Blended Research Value Equity Fund	Jonathan Sage	Russell 1000® Value Index Lipper Large-Cap Value Funds
	Jim Fallon	Russell 1000® Value Index Lipper Large-Cap Value Funds

	Matt Krummell	Russell 1000® Value Index Lipper Large-Cap Value Funds
	Jed Stocks	Russell 1000® Value Index Lipper Large-Cap Value Funds

MFS Conservative Allocation Fund	Natalie Shapiro
Standard & Poor's 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Index (net div)
Bloomberg Commodity Index
FTSE EPRA Nareit Developed Real Estate Index (net div)
Bloomberg Barclays U.S. Aggregate Bond Index
Lipper Mixed-Asset Target Allocation Conservative Funds

MFS Emerging Markets Equity Fund	Jose Luis Garcia	MSCI Emerging Markets Index (net div) Lipper Emerging Markets Funds
	Robert Lau	MSCI Emerging Markets Index (net div) Lipper Emerging Markets Funds
	Harry Purcell	MSCI Emerging Markets Index (net div) Lipper Emerging Markets Funds

MFS Growth Allocation Fund	Natalie Shapiro
Standard & Poor's 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Growth Index (net div)
Bloomberg Commodity Index
FTSE EPRA Nareit Developed Real Estate Index (net div)
Bloomberg Barclays U.S. Aggregate Bond Index
Lipper Mixed-Asset Target Allocation Growth Funds

MFS International Growth Fund	David Antonelli	MSCI All Country World (ex-US) Growth Index (net div) Lipper International Large-Cap Growth Funds
Lipper International Funds Lipper International Multi-Cap Growth Funds
	Matthew Barrett	MSCI All Country World (ex-US) Growth Index (net div) Lipper International Large-Cap Growth Funds Lipper International Funds Lipper International Multi-Cap Growth Funds
	Kevin Dwan	MSCI All Country World (ex-US) Growth Index (net div) Lipper International Large-Cap Growth Funds Lipper International Funds Lipper International Multi-Cap Growth Funds

MFS International Intrinsic Value Fund	Pablo De La Mata
MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
MSCI EAFE (Europe, Australasia, Far East) Index (net div)
Lipper International Funds
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds

Philip Evans[1]
MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
MSCI EAFE (Europe, Australasia, Far East) Index (net div)
Lipper International Funds
Lipper International Multi-Cap Growth Funds
Lipper International Multi-Cap Value Funds

Benjamin Stone
MSCI EAFE (Europe, Australasia, Far East) Index (net div)
MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
Lipper International Funds
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds

MFS International Large Cap Value Fund[2]	Steve Gorham	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) MSCI World (ex-US) Value Index (net div)
	David Shindler	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) MSCI World (ex-US) Value Index (net div)

MFS Managed Wealth Fund	Robert Almeida	ICE BofA 0-3 Month U.S. Treasury Bill Index Standard & Poor's 500 Stock Index Lipper Alternative Long/Short Equity Funds
	Barnaby Wiener	ICE BofA 0-3 Month U.S. Treasury Bill Index Standard & Poor's 500 Stock Index Lipper Alternative Long/Short Equity Funds

MFS Moderate Allocation Fund	Natalie Shapiro
Standard & Poor's 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Index (net div)
Bloomberg Commodity Index
FTSE EPRA Nareit Developed Real Estate Index (net div)
Bloomberg Barclays U.S. Aggregate Bond Index
Lipper Mixed-Asset Target Allocation Moderate Funds

1 Information as of February 1, 2020.
2 Information as of June 30, 2020.
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Ms. Camille Humphries Lee, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Michael Roberge, his compensation reflects his broader role within MFS as Chief Executive Officer of MFS in addition to being a portfolio manager. The Executive Chairman of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Executive Chairman which takes into account his broad leadership responsibilities. In addition, Mr. Roberge participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.
With respect to Mr. Joseph Flaherty, Jr., his compensation reflects his broader role within MFS as Chief Investment Risk Officer in addition to being a portfolio manager.  His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.  The quantitative portion is based on overall group investment performance and business performance metrics.  The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities.  This performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. William Adams, his compensation reflects his broader role within MFS as Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager.  His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.  The quantitative portion is based on overall group investment performance and business performance metrics.  The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities.  This performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund's fiscal year ended May 31, 2020. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Aggressive Growth Allocation Fund	Joseph Flaherty, Jr.	N
	Natalie Shapiro	N

MFS Blended Research Growth Equity Fund	Matt Krummell	N
	Jim Fallon	N
	Jonathan Sage	N
	Jed Stocks	N

MFS Blended Research Mid Cap Equity Fund	Matt Krummell	N
	Jim Fallon	N
	Jonathan Sage	N
	Jed Stocks	N

MFS Blended Research Small Cap Equity Fund	Matt Krummell	N
	Jim Fallon	N
	Jonathan Sage	N
	Jed Stocks	N

MFS Blended Research Value Equity Fund	Jonathan Sage	D
	Jim Fallon	N
	Matt Krummell	N
	Jed Stocks	N

MFS Conservative Allocation Fund	Joseph Flaherty, Jr.	F
	Natalie Shapiro	N

MFS Emerging Markets Equity Fund	Jose Luis Garcia	D
	Robert Lau	N
	Harry Purcell	N

MFS Growth Allocation Fund	Joseph Flaherty, Jr.	F
	Natalie Shapiro	N

MFS International Diversification Fund	Camille Humphries Lee	B

MFS International Growth Fund	David Antonelli	F
	Matthew Barrett	C

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
	Kevin Dwan	F

MFS International Intrinsic Value Fund	Pablo De La Mata	N
	Philip Evans	C
	Benjamin Stone	N

MFS International Large Cap Value Fund[1] (commenced June 30, 2020)	Steven Gorham	N
	David Shindler	N

MFS Managed Wealth Fund	Robert Almeida	E
	William Adams	F
	Mike Roberge	F
	Barnaby Wiener	N

MFS Moderate Allocation Fund	Joseph Flaherty, Jr.	F
	Natalie Shapiro	N

1 As of June 28, 2020, no portfolio manager owned shares of MFS International Large Cap Value Fund because the Fund had not yet commenced operations.
Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended May 31, 2020:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Aggressive Growth Allocation Fund	Joseph Flaherty, Jr.	Registered Investment Companies[1]	18	$21.5 billion
		Other Pooled Investment Vehicles	13	$520.5 million
		Other Accounts	0	Not Applicable
	Natalie Shapiro	Registered Investment Companies[1]	21	$22.8 billion
		Other Pooled Investment Vehicles	13	$520.5 million
		Other Accounts	0	Not Applicable

MFS Blended Research Growth Equity Fund	Jed Stocks	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion
	Jim Fallon	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	28	$4.0 billion
	Jonathan Sage	Registered Investment Companies[1]	23	$21.0 billion
		Other Pooled Investment Vehicles	17	$4.0 billion
		Other Accounts	28	$6.9 billion
	Matt Krummell	Registered Investment Companies[1]	17	$4.7 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Blended Research Mid Cap Equity Fund	Jed Stocks	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion
	Jim Fallon	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	28	$4.0 billion
	Jonathan Sage	Registered Investment Companies[1]	23	$21.0 billion
		Other Pooled Investment Vehicles	17	$4.0 billion
		Other Accounts	28	$6.9 billion
	Matt Krummell	Registered Investment Companies[1]	17	$4.7 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion

MFS Blended Research Small Cap Equity Fund	Jed Stocks	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion
	Jim Fallon	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	28	$4.0 billion
	Jonathan Sage	Registered Investment Companies[1]	23	$21.0 billion
		Other Pooled Investment Vehicles	17	$4.0 billion
		Other Accounts	28	$6.9 billion
	Matt Krummell	Registered Investment Companies[1]	17	$4.7 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion

MFS Blended Research Value Equity Fund	Jed Stocks	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion
	Jim Fallon	Registered Investment Companies[1]	15	$4.6 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	28	$4.0 billion
	Jonathan Sage	Registered Investment Companies[1]	23	$21.0 billion
		Other Pooled Investment Vehicles	17	$4.0 billion
		Other Accounts	28	$6.9 billion
	Matt Krummell	Registered Investment Companies[1]	17	$4.7 billion
		Other Pooled Investment Vehicles	14	$1.9 billion
		Other Accounts	19	$2.8 billion

MFS Conservative Allocation Fund	Joseph Flaherty, Jr.	Registered Investment Companies[1]	18	$21.5 billion
		Other Pooled Investment Vehicles	13	$520.5 million
		Other Accounts	0	Not Applicable
	Natalie Shapiro	Registered Investment Companies[1]	21	$22.8 billion
		Other Pooled Investment Vehicles	13	$520.5 million
		Other Accounts	0	Not Applicable

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Emerging Markets Equity Fund	Harry Purcell	Registered Investment Companies[1]	3	$4.5 billion
		Other Pooled Investment Vehicles	5	$516.7 million
		Other Accounts	3	$573.7 million
	Jose Luis Garcia	Registered Investment Companies[1]	5	$11.0 billion
		Other Pooled Investment Vehicles	7	$792.1 million
		Other Accounts	7	$981.3 million
	Robert Lau	Registered Investment Companies[1]	5	$11.0 billion
		Other Pooled Investment Vehicles	6	$787.9 million
		Other Accounts	6	$1.5 billion

MFS Growth Allocation Fund	Joseph Flaherty, Jr.	Registered Investment Companies[1]	18	$21.5 billion
		Other Pooled Investment Vehicles	13	$520.5 million
		Other Accounts	0	Not Applicable
	Natalie Shapiro	Registered Investment Companies[1]	21	$22.8 billion
		Other Pooled Investment Vehicles	13	$520.5 million
		Other Accounts	0	Not Applicable

MFS International Diversification Fund	Camille Humphries Lee	Registered Investment Companies[1]	6	$35.8 billion
		Other Pooled Investment Vehicles	2	$175.6 million
		Other Accounts	1	$122.2 million

MFS International Growth Fund	David Antonelli	Registered Investment Companies[1]	9	$20.9 billion
		Other Pooled Investment Vehicles	10	$4.7 billion
		Other Accounts	26	$9.0 billion
	Kevin Dwan	Registered Investment Companies[1]	5	$13.8 billion
		Other Pooled Investment Vehicles	5	$3.6 billion
		Other Accounts	11	$4.7 billion
	Matthew Barrett	Registered Investment Companies[1]	5	$13.8 billion
		Other Pooled Investment Vehicles	6	$3.7 billion
		Other Accounts	13	$6.1 billion

MFS International Intrinsic Value Fund	Benjamin Stone	Registered Investment Companies[1]	7	$33.5 billion
		Other Pooled Investment Vehicles	2	$893.6 million
		Other Accounts	10	$3.5 billion
	Pablo de la Mata	Registered Investment Companies[1]	7	$33.5 billion
		Other Pooled Investment Vehicles	2	$893.6 million
		Other Accounts	10	$3.5 billion
	Philip Evans	Registered Investment Companies[1]	7	$33.5 billion
		Other Pooled Investment Vehicles	2	$893.6 million
		Other Accounts	10	$3.5 billion
MFS International Large Cap Value Fund (commenced June 30, 2020)	Steven Gorham[3]	Registered Investment Companies[2]	18	$71.9 billion
		Other Pooled Investment Vehicles	8	$5.5 billion
		Other Accounts	39	$17.3 billion
	David Shindler[3]	Registered Investment Companies[2]	0	Not Applicable
		Other Pooled Investment Vehicles	1	$17.9 million
		Other Accounts	6	$3.3 billion

Fund		Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Managed Wealth Fund		Barnaby Wiener	Registered Investment Companies[1]	2	$134.6 million
			Other Pooled Investment Vehicles	5	$6.4 billion
			Other Accounts	1	Not Applicable
		Mike Roberge	Registered Investment Companies[1]	1	$108.2 million
			Other Pooled Investment Vehicles	1	$12.4 million
			Other Accounts	0	Not Applicable
		Robert Almeida	Registered Investment Companies[1]	2	$3.7 billion
			Other Pooled Investment Vehicles	2	$162.9 million
			Other Accounts	0	Not Applicable
		William Adams	Registered Investment Companies[1]	1	$108.2 million
			Other Pooled Investment Vehicles	1	$12.4 million
			Other Accounts	1	$47.2 million

MFS Moderate Allocation Fund		Joseph Flaherty, Jr.	Registered Investment Companies[1]	18	$21.5 billion
			Other Pooled Investment Vehicles	13	$520.5 million
			Other Accounts	0	Not Applicable
		Natalie Shapiro	Registered Investment Companies[1]	21	$22.8 billion
			Other Pooled Investment Vehicles	13	$520.5 million
			Other Accounts	0	Not Applicable
[1] [2]	Includes the Fund. Does not include the Fund.
[3]	Account Information as of June 1, 2020.

With respect to the accounts identified in the table above, Pablo de la Mata manages 1 other account with assets totaling $194.2 million, Phillip Evans manages 1 other account with assets totaling $194.2 million, and Benjamin Stone manages 1 other account with assets totaling $194.2 million, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.
Potential Conflicts of Interest
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2020

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C    Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S., Canadian or European company whose board is comprised of less than 15% female directors.  MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision.  While MFS' guideline currently pertains to U.S., Canadian and European companies, we generally believe greater female representation on boards is needed globally. As a result, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to other markets to reinforce this expectation.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders.  MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices.  MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”  MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case‑by‑case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B. ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.  Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research,  the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will likewise consult with from MFS investment analysts and/or portfolio managers.1  However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year.  For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report .

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law.

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

Beginning for the quarter ended March 31, 2020, MFS will publicly disclose its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION
Compensation paid by the Fund for advisory services, administrative services, Section 529 program management services (if applicable), transfer agency-related services, and the amount of Shareholder Servicing Payments paid by MFSC to service providers, over the specified periods is set forth below.  The amount paid by the Fund for transfer-agency related services includes reimbursements for expenses incurred by MFSC on behalf of the Fund, and, for Participating Funds, payments made pursuant to the Special Servicing Agreement.  The amount of Shareholder Servicing Payments paid by MFSC to service providers includes, for Participating Funds, payments made pursuant to the Special Servicing Agreement attributable to Shareholder Servicing Payments.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services

MFS Aggressive Growth Allocation Fund	May 31, 2020	Not Applicable	Not Applicable	$2,138,484	$1,246,819	$17,401	$90,666[1]
	May 31, 2019	Not Applicable	Not Applicable	$2,066,404	$1,311,363	$17,500	$90,007[1]
	May 31, 2018	Not Applicable	Not Applicable	$2,001,623	$1,226,078	$17,502	$87,778[1]

MFS Blended Research Growth Equity Fund	May 31, 2020	$768,482	$20,006	$56,690	$50,878	$36,827	Not Applicable
	May 31, 2019	$730,697	$18,307	$59,276	$54,109	$36,352	Not Applicable
	May 31, 2018	$633,361	$14,067	$18,514	$15,185	$34,540	Not Applicable

MFS Blended Research Mid Cap Equity Fund	May 31, 2020	$1,442,726	$29,918	$74,383	$70,790	$49,669	Not Applicable
	May 31, 2019	$1,374,195	$27,410	$79,002	$75,657	$49,139	Not Applicable
	May 31, 2018	$1,200,563	$21,228	$21,025	$19,405	$47,145	Not Applicable

MFS Blended Research Small Cap Equity Fund	May 31, 2020	$1,542,327	$24,522	$144,482	$92,407	$42,584	$4,859[1]
	May 31, 2019	$908,151	$13,853	$99,688	$66,781	$30,094	$5,244[1]
	May 31, 2018	$528,740	$7,223	$20,938	$15,133	$22,371	$1,201[1]

MFS Blended Research Value Equity Fund	May 31, 2020	$732,561	$19,063	$53,225	$50,049	$35,611	Not Applicable
	May 31, 2019	$706,106	$17,694	$57,286	$54,165	$35,479	Not Applicable
	May 31, 2018	$605,927	$13,460	$17,230	$14,918	$33,467	Not Applicable

MFS Conservative Allocation Fund	May 31, 2020	Not Applicable	Not Applicable	$1,495,936	$1,069,408	$17,401	$99,302[1]
	May 31, 2019	Not Applicable	Not Applicable	$1,542,645	$1,179,479	$17,500	$92,053[1]
	May 31, 2018	Not Applicable	Not Applicable	$1,578,445	$1,201,305	$17,502	$86,811[1]

MFS Emerging Markets Equity Fund	May 31, 2020	$30,186,444	$334,032	$351,569	$206,674	$443,111	Not Applicable
	May 31, 2019	$16,421,417	$169,264	$381,166	$247,289	$248,291	Not Applicable
	May 31, 2018	$12,930,977	$116,187	$1,271,386	$1,000,277	$214,761	Not Applicable

MFS Growth Allocation Fund	May 31, 2020	Not Applicable	Not Applicable	$4,149,382	$2,870,672	$17,401	$163,378[1]
	May 31, 2019	Not Applicable	Not Applicable	$4,228,714	$3,111,951	$17,500	$156,631[1]
	May 31, 2018	Not Applicable	Not Applicable	$4,159,331	$3,025,301	$17,502	$155,513[1]

F - 1

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services
MFS International Diversification Fund	May 31, 2020	Not Applicable	Not Applicable	$10,568,272	$10,010,127	$17,401	Not Applicable
	May 31, 2019	Not Applicable	Not Applicable	$9,968,160	$9,393,994	$17,500	Not Applicable
	May 31, 2018	Not Applicable	Not Applicable	$7,947,818	$7,389,315	$17,502	Not Applicable

MFS International Growth Fund	May 31, 2020	$69,065,236	$1,011,895	$2,193,188	$1,995,612	$568,277	Not Applicable
	May 31, 2019	$51,716,639	$705,153	$2,050,176	$1,883,892	$593,103	Not Applicable
	May 31, 2018	$40,712,034	$475,228	$2,049,665	$1,868,254	$639,897	Not Applicable

MFS International Intrinsic Value Fund	May 31, 2020	$167,806,707	$2,823,626	$14,922,048	$14,332,630	$568,277	Not Applicable
	May 31, 2019	$169,428,632	$2,751,114	$20,252,558	$19,476,641	$593,103	Not Applicable
	May 31, 2018	$173,855,046	$2,508,965	$21,130,677	$19,868,900	$639,897	Not Applicable

MFS International Large Cap Value Fund (commenced June 30, 2020)	May 31, 2020	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

MFS Managed Wealth Fund	May 31, 2020	$174,338	$5,298	$16,434	$12,419	$18,287	Not Applicable
	May 31, 2019	$108,758	$3,124	$7,526	$4,385	$17,500	Not Applicable
	May 31, 2018	$81,534	$2,058	$9,886	$6,849	$17,502	Not Applicable

MFS Moderate Allocation Fund	May 31, 2020	Not Applicable	Not Applicable	$3,576,071	$2,614,425	$17,401	$159,435[1]
	May 31, 2019	Not Applicable	Not Applicable	$3,759,030	$2,912,676	$17,500	$156,003[1]
	May 31, 2018	Not Applicable	Not Applicable	$3,873,521	$2,973,100	$17,502	$155,395[1]

1	Payment only from assets attributable to Class 529A, Class 529B, and Class 529C shares. MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.

F - 2

APPENDIX G - SALES CHARGES

The following sales charges were paid during the specified periods:

		Class A Initial Sales Charges:			CDSC Paid to MFD On:[1]
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS Aggressive Growth Allocation Fund	May 31, 2020	$3,079,039	$454,503	$2,624,536	$4,407	$38,033	$31,614
	May 31, 2019	$2,405,221	$356,011	$2,049,210	$10,341	$55,274	$26,320
	May 31, 2018	$2,013,483	$299,481	$1,714,002	$2,518	$59,796	$37,919

MFS Blended Research Growth Equity Fund	May 31, 2020	$15,133	$2,509	$12,624	$4	$660	$10
	May 31, 2019	$28,096	$4,398	$23,698	$36	$309	$49
	May 31, 2018	$15,640	$2,561	$13,079	$0	$289	$121

MFS Blended Research Mid Cap Equity Fund	May 31, 2020	$12,439	$2,155	$10,284	$0	$421	$0
	May 31, 2019	$8,083	$1,468	$6,615	$0	$0	$0
	May 31, 2018	$2,359	$385	$1,974	$0	$0	$0

MFS Blended Research Small Cap Equity Fund	May 31, 2020	$88,429	$14,513	$73,916	$1,057	$689	$1,125
	May 31, 2019	$96,304	$14,472	$81,832	$0	$142	$88
	May 31, 2018	$22,110	$3,753	$18,357	$114	$281	$24

MFS Blended Research Value Equity Fund	May 31, 2020	$12,790	$2,262	$10,528	$4	$0	$46
	May 31, 2019	$13,170	$2,198	$10,972	$0	$2	$46
	May 31, 2018	$11,748	$1,987	$9,761	$0	$333	$27

MFS Conservative Allocation Fund	May 31, 2020	$3,122,794	$519,563	$2,603,231	$14,065	$51,941	$44,607
	May 31, 2019	$2,291,077	$382,310	$1,908,767	$10,328	$94,531	$52,592
	May 31, 2018	$2,489,477	$414,439	$2,075,038	$8,077	$174,003	$69,100

MFS Emerging Markets Equity Fund	May 31, 2020	$395,918	$67,057	$328,861	$1,790	$3,107	$1,246
	May 31, 2019	$311,022	$52,210	$258,812	$3,390	$3,739	$3,371
	May 31, 2018	$253,753	$41,598	$212,155	$2,713	$6,096	$1,064

MFS Growth Allocation Fund	May 31, 2020	$7,802,680	$1,180,186	$6,622,494	$12,906	$116,526	$66,923
	May 31, 2019	$7,051,122	$1,068,255	$5,982,867	$20,752	$153,991	$69,050
	May 31, 2018	$6,352,571	$959,550	$5,393,021	$13,564	$226,465	$118,384

MFS International Diversification Fund	May 31, 2020	$5,649,436	$951,169	$4,698,267	$68,118	$23,002	$59,121
	May 31, 2019	$6,319,052	$1,060,790	$5,258,262	$83,480	$27,089	$87,773
	May 31, 2018	$7,718,044	$1,281,005	$6,437,039	$51,033	$24,912	$47,601

MFS International Growth Fund	May 31, 2020	$661,005	$110,525	$550,480	$4,198	$4,156	$5,281
	May 31, 2019	$783,502	$131,539	$651,963	$11,123	$4,267	$4,444
	May 31, 2018	$885,111	$147,501	$737,610	$1,230	$5,867	$3,735

G - 1

		Class A Initial Sales Charges:			CDSC Paid to MFD On:[1]
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
MFS International Intrinsic Value Fund	May 31, 2020	$246,940	$41,509	$205,431	$5,369	$21,359	$5,002
	May 31, 2019	$324,756	$53,984	$270,772	$3,962	$32,817	$12,076
	May 31, 2018	$671,089	$111,351	$559,738	$1,711	$45,527	$13,144

MFS International Large Cap Value Fund (commenced June 30, 2020)	May 31, 2020	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

MFS Managed Wealth Fund	May 31, 2020	$16,397	$2,666	$13,731	$7	$0	$56
	May 31, 2019	$13,674	$2,585	$11,089	$0	$0	$0
	May 31, 2018	$5,923	$903	$5,020	$2	$0	$37

MFS Moderate Allocation Fund	May 31, 2020	$6,473,872	$1,045,220	$5,428,652	$12,586	$136,770	$69,876
	May 31, 2019	$5,510,288	$887,456	$4,622,832	$12,359	$194,970	$72,146
	May 31, 2018	$5,492,810	$880,416	$4,612,394	$4,752	$320,004	$105,532

[1]	Does not include CDSCs that may be collected by MFD and subsequently remitted to a Fund to meet the requirements of FINRA Rule 2341.

		Class 529A Initial Sales Charges:			CDSC Paid to MFD On:[1]
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares

MFS Aggressive Growth Allocation Fund	May 31, 2020	$1,055,128	$157,597	$897,531	Not Applicable	$2,260	$329
	May 31, 2019	$1,017,381	$151,130	$866,251	Not Applicable	$1,073	$414
	May 31, 2018	$1,025,426	$151,090	$874,336	Not Applicable	$2,085	$1,269

MFS Blended Research Small Cap Equity Fund	May 31, 2020	$21,764	$3,402	$18,362	Not Applicable	$200	$56
	May 31, 2019	$27,292	$4,465	$22,827	Not Applicable	$0	$24
	May 31, 2018	$9,379	$1,467	$7,912	Not Applicable	$0	$4

MFS Conservative Allocation Fund	May 31, 2020	$296,987	$46,201	$250,786	Not Applicable	$858	$618
	May 31, 2019	$284,065	$44,819	$239,246	Not Applicable	$1,708	$938
	May 31, 2018	$289,654	$45,521	$244,133	Not Applicable	$1,686	$716

MFS Growth Allocation Fund	May 31, 2020	$1,201,041	$183,752	$1,017,289	Not Applicable	$7,467	$1,093
	May 31, 2019	$1,137,327	$172,837	$964,490	Not Applicable	$2,554	$1,382
	May 31, 2018	$1,150,052	$173,105	$976,947	Not Applicable	$5,275	$1,315

MFS Moderate Allocation Fund	May 31, 2020	$774,508	$119,839	$654,669	Not Applicable	$2,404	$593
	May 31, 2019	$734,463	$113,761	$620,702	Not Applicable	$2,582	$732
	May 31, 2018	$814,799	$126,410	$688,389	Not Applicable	$5,878	$743

[1]	Does not include CDSCs that may be collected by MFD and subsequently remitted to a Fund to meet the requirements of FINRA Rule 2341.

G - 2

APPENDIX H - DISTRIBUTION PLAN PAYMENTS

The Fund has not adopted a Distribution Plan with respect to Class A1, Class I, Class R4, and Class R6 shares, as applicable. Amounts shown below do not reflect the rebate of a portion of each class' service fee by MFD to each class. During the fiscal year ended May 31, 2020, the Fund accrued or paid the following expenses for Distribution Plan Payments:

		Amount of Distribution and/or Service Fees[1]
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Aggressive Growth Allocation Fund	Class A Shares	$2,302,553	$2,255,314	$47,239
	Class B Shares	$491,319	$109,078	$382,241
	Class C Shares	$2,312,216	$1,860,464	$451,752
	Class 529A Shares	$380,446	$366,989	$13,457
	Class 529B Shares	$36,816	$8,182	$28,634
	Class 529C Shares	$264,492	$237,188	$27,304
	Class R1 Shares	$154,905	$154,905	$0
	Class R2 Shares	$306,417	$306,417	$0
	Class R3 Shares	$240,863	$240,863	$0

MFS Blended Research Growth Equity Fund	Class A Shares	$136,639	$136,414	$225
	Class B Shares	$4,034	$706	$3,328
	Class C Shares	$5,709	$4,334	$1,375
	Class R1 Shares	$1,441	$647	$794
	Class R2 Shares	$848	$454	$394
	Class R3 Shares	$203	$0	$203

MFS Blended Research Mid Cap Equity Fund	Class A Shares	$182,738	$182,582	$156
	Class B Shares	$1,009	$72	$937
	Class C Shares	$1,229	$415	$814
	Class R1 Shares	$1,020	$382	$638
	Class R2 Shares	$325	$0	$325
	Class R3 Shares	$527	$104	$423

MFS Blended Research Small Cap Equity Fund	Class A Shares	$148,455	$144,822	$3,633
	Class B Shares	$4,704	$808	$3,896
	Class C Shares	$46,994	$12,799	$34,195
	Class 529A Shares	$19,726	$18,762	$964
	Class 529B Shares	$2,692	$673	$2,024
	Class 529C Shares	$15,324	$14,695	$629
	Class R1 Shares	$33,452	$33,452	$0
	Class R2 Shares	$50,015	$50,015	$0
	Class R3 Shares	$890	$718	$172

		Amount of Distribution and/or Service Fees[1]
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
MFS Blended Research Value Equity Fund	Class A Shares	$131,773	$131,773	$0
	Class B Shares	$1,635	$249	$1,386
	Class C Shares	$4,871	$3,535	$1,336
	Class R1 Shares	$672	$0	$672
	Class R2 Shares	$409	$68	$341
	Class R3 Shares	$293	$127	$166

MFS Conservative Allocation Fund	Class A Shares	$3,416,447	$3,355,701	$60,746
	Class B Shares	$816,486	$189,363	$627,123
	Class C Shares	$5,439,833	$4,775,264	$664,569
	Class 529A Shares	$375,868	$354,100	$21,768
	Class 529B Shares	$45,638	$12,646	$32,992
	Class 529C Shares	$439,743	$374,651	$65,092
	Class R1 Shares	$124,286	$124,286	$0
	Class R2 Shares	$311,182	$311,182	$0
	Class R3 Shares	$256,234	$256,234	$0

MFS Emerging Markets Equity Fund	Class A Shares	$322,193	$307,593	$14,600
	Class B Shares	$32,778	$7,824	$24,954
	Class C Shares	$132,552	$113,754	$18,798
	Class R1 Shares	$19,184	$19,184	$0
	Class R2 Shares	$21,818	$21,818	$0
	Class R3 Shares	$14,403	$14,403	$0

MFS Growth Allocation Fund	Class A Shares	$7,423,078	$7,318,701	$104,377
	Class B Shares	$1,596,241	$361,993	$1,234,248
	Class C Shares	$7,217,274	$6,272,508	$944,766
	Class 529A Shares	$642,951	$616,128	$26,823
	Class 529B Shares	$100,295	$22,949	$77,346
	Class 529C Shares	$613,682	$560,197	$53,485
	Class R1 Shares	$213,396	$213,396	$0
	Class R2 Shares	$667,213	$667,210	$3
	Class R3 Shares	$414,557	$414,557	$0

MFS International Diversification Fund	Class A Shares	$6,796,323	$6,609,321	$187,002
	Class B Shares	$250,127	$58,263	$191,864
	Class C Shares	$4,647,928	$3,646,057	$1,001,871
	Class R1 Shares	$90,700	$90,700	$0
	Class R2 Shares	$300,432	$300,432	$0
	Class R3 Shares	$1,563,081	$1,563,081	$0

		Amount of Distribution and/or Service Fees[1]
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
MFS International Growth Fund	Class A Shares	$1,233,761	$1,197,200	$36,561
	Class B Shares	$38,581	$9,104	$29,477
	Class C Shares	$431,826	$337,818	$94,008
	Class R1 Shares	$47,969	$47,969	$0
	Class R2 Shares	$138,847	$138,847	$0
	Class R3 Shares	$253,671	$253,671	$0

MFS International Intrinsic Value Fund	Class A Shares	$7,076,936	$7,057,529	$19,407
	Class B Shares	$314,841	$74,713	$240,128
	Class C Shares	$4,523,795	$4,422,018	$101,777
	Class R1 Shares	$100,731	$100,731	$0
	Class R2 Shares	$1,264,341	$1,264,341	$0
	Class R3 Shares	$3,417,855	$3,417,855	$0

MFS International Large Cap Value Fund (commenced June 30, 2020)	Class A Shares	Not Applicable	Not Applicable	Not Applicable
	Class C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R2 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R3 Shares	Not Applicable	Not Applicable	Not Applicable

MFS Managed Wealth Fund	Class A Shares	$23,585	$5,883	$17,702
	Class B Shares	$932	$88	$844
	Class C Shares	$14,020	$8,816	$5,204
	Class R1 Shares	$566	$0	$566
	Class R2 Shares	$289	$0	$289
	Class R3 Shares	$146	$0	$146

MFS Moderate Allocation Fund	Class A Shares	$7,900,548	$7,766,388	$134,160
	Class B Shares	$1,866,839	$427,509	$1,439,330
	Class C Shares	$9,159,239	$8,194,401	$964,838
	Class 529A Shares	$604,830	$584,002	$20,828
	Class 529B Shares	$71,292	$18,037	$53,255
	Class 529C Shares	$707,012	$648,216	$58,796
	Class R1 Shares	$257,756	$257,756	$0
	Class R2 Shares	$665,229	$665,229	$0
	Class R3 Shares	$667,396	$667,396	$0

[1]	Takes into account any amounts that may be returned to a Fund to meet the requirements of FINRA Rule 2341.

APPENDIX I - FINANCIAL INTERMEDIARY COMPENSATION
This Appendix sets forth a description of the financial intermediary compensation for the Fund.  Financial intermediaries receive various forms of compensation in connection with the sale of shares of the Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Fund, (ii) in the form of 529 administrative services payments paid by MFD, and (iii) shareholder servicing payments (for sub-accounting and other shareholder services) paid by an affiliate of MFD based on the receipt of such payments by MFD or its affiliates from the Fund, and (iv) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.
To the extent MFD and its affiliates' payments to a financial intermediary are made from payments received by MFD and its affiliates from the Fund, payments from MFD and its affiliates' own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD and its affiliates benefit from increased management and other fees with respect to those assets.
The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive is negotiated with each financial intermediary and may vary by class of shares sold and among financial intermediaries. MFD and its affiliates do not make an independent assessment of the cost of selling the Fund and/or servicing the shareholder accounts. The payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts. The amount of compensation that MFD and its affiliates pay to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation.
Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and its affiliates and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD and its affiliates do. Financial intermediaries (or their affiliates) that sell Fund shares may also act as brokers or dealers in connection with a Fund's purchase or sale of portfolio securities. However, the Fund and MFS do not consider financial intermediaries’ sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.
Commissions and Distribution Plan Payments
Class A, Class A1, and Class 529A Shares – General Provisions
For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:
For Equity/Total Return Funds (currently for this purpose, Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Blended Research Core Equity Fund, MFS Blended Research Emerging Markets Equity Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research International Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Commodity Strategy Fund, MFS Core Equity Fund, MFS Global Alternative Strategy Fund, MFS Emerging Markets Equity Fund, MFS Equity Income Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global New Discovery Fund, MFS Global Real Estate Fund, MFS Global Total Return Fund, MFS Growth Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International New Discovery Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Lifetime 2060 Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Managed Wealth Fund, MFS Mid Cap Growth Fund, MFS Mid Cap Value Fund, MFS New Discovery Fund, MFS New Discovery Value Fund, MFS Prudent Investor Fund, MFS Research Fund, MFS Research International Fund, MFS Technology Fund, MFS Utilities Fund, and MFS Value Fund):
Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%
For Asset Allocation Funds (currently for this purpose, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, and MFS Moderate Allocation Fund), and MFS Total Return Fund:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
For Bond Funds (currently for this purpose, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Corporate Bond Fund, MFS Diversified Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Georgia Municipal Bond Fund, MFS Global Bond Fund, MFS Global High Yield Fund, MFS Government Securities Fund, MFS High Income Fund, MFS Income Fund, MFS Inflation-Adjusted Bond Fund, MFS Lifetime Income Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal High Income Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Total Return Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund):
Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
For Short-Term Bond Funds (currently for this purpose, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund):
Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified MFS Funds sold by financial intermediaries during a specified sales period. In addition, with respect to Class A and Class 529A shares (except MFS Municipal High Income Fund), financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.
Class 529A-Specific Provisions
For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:
Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%
For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.
In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.
For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.
Class A-Specific Provisions (except MFS Municipal High Income Fund)
For purchases of Class A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise (e.g., Employer Retirement Plan purchases), financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by all other accounts not subject to an initial sales charge (except as provided below), MFD will generally pay financial intermediaries an up-front commission of up to the following:
Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%
For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.
In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.
Class B, Class B1 and Class 529B Shares
For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.
For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).
Class C and Class 529C Shares
Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.
For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).
Class R1, Class R2, and Class R3 Shares
For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:
Class	Annual Rate

Class R1	1.00%
Class R2	0.50%
Class R3	0.25%
529 Administrative Services Fees and Shareholder Servicing Payments
Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund – Program Managers”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”
Other MFD Payments
Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the Fund, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or transaction processing support.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, placement on the financial intermediary's preferred or recommended list, access to the financial intermediary's registered representatives, advisers or other client-facing personnel, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.
MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Fund or shareholders of the Fund through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may be made on account of one or more of the following:  business planning assistance; educating financial intermediary personnel about the MFS Funds; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.
MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $11 per shareholder account maintained on certain mutual fund trading systems, or, from time to time, lump-sum payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.
Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources
Set forth below is a list of the financial intermediaries to which MFD expects, as of June 30, 2020, to make the payments described above from its own additional resources with respect to the Fund. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since June 30, 2020, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.
INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	MSCS Financial Services LLC
American United Life Insurance	National Financial Services Corp
Ameriprise Financial Services	Nationwide Investment Services Corp
Ascensus, Inc.	Northwestern Mutual Inv Svc LLC
Avantax Investment Service, Inc	Pershing LLC
AXA Equitable Financial Services, LLC	PNC Financial Group
BMO Harris Bank	Principal Life Insurance Company
Charles Schwab & Co Inc.	Prudential Investment
Citigroup Inc.	Raymond James Financial, Inc.
Columbia Management	Reliance Trust Company
Commonwealth Financial Network	Robert W. Baird & Co. Incorporated
Edward Jones	State of Oregon
First Command Financial Services, Inc.	The Charles Schwab Trust Company
Goldman Sachs & Co.	The Vanguard Group
Great-West Life & Annuity	TIAA-CREF Financial Services
Group 3 Financial LLC	Transamerica Advisors Life Insurance
John Hancock Life Insurance	UBS Financial Services Inc
JPMorgan Chase & Co	Valic Financial Advisors Inc
Lincoln Financial Group	Voya Financial
LPL Financial Corporation	Waddell & Reed Inc.
MassMutual Financial Group	Wells Fargo & Company
Merrill, Lynch, Pierce, Fenner & Smith Incorporated	Wilmington Trust Company
Mid Atlantic Capital Group	Xerox Corporation
Morgan Stanley
From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority. MFD makes payments for events, contests, or entertainment it deems appropriate, subject to MFD's guidelines and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX J - INVESTMENT STRATEGIES AND RISKS
In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.
Asset Segregation. With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must segregate liquid assets or engage in other measures to cover open positions (collectively "cover") with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and may not be available to meet redemptions.
For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions in an amount equal to the Fund's obligation under the contract (e.g., notional value).  With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to cash-settle, the Fund may cover its open positions in an amount equal to the Fund's daily marked-to-market obligation.  By covering only its daily marked-to-market obligation under cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to cover in an amount equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.
Below Investment Grade Quality Debt Instruments. Below investment grade quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and will involve greater risk of principal and income, including the possibility of default or bankruptcy of the issuers of such instruments, and may involve greater volatility of prices, especially during periods of economic uncertainty or change, than higher quality debt instruments. These below investment grade quality debt instruments generally tend to reflect economic changes and the outlook for economic growth, short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates, although these below investment grade quality debt instruments are also affected by changes in interest rates. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these below investment grade quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these below investment grade quality debt instruments may be affected by the market’s perception of their credit quality.
These risks are especially acute for distressed instruments, which are securities of issuers in extremely weak financial condition or perceived to have a deteriorating financial condition that will materially affect their ability to meet their financial obligations.  Issuers of such instruments are generally experiencing financial or operating difficulties, have substantial capital needs or negative net worth, face special competitive or product obsolescence problems, or may be involved in various stages of bankruptcy, restructuring, or liquidation.
Instruments in the lowest tier of investment grade debt instruments have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments and involve the risks described above to a greater degree than in the case of higher grade securities.
Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.
Business Continuity.  MFS has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting MFS, its affiliates, or the Fund.  While MFS believes that the Program is comprehensive and should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, natural disasters, outbreaks of pandemic or epidemic diseases, acts of governments, any act of declared or undeclared war (including acts of terrorism), power shortages or failures, utility or communication failure or delays (including disruptions to broadband and Internet services), labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. These circumstances, including systems failures and malfunctions, could cause disruptions and negatively impact the Fund's service providers and the Fund's business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate the Fund's net asset value and price the Fund's investments, and impediments to trading portfolio securities. Disruptions to business operations may exist or persist even if employees of MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund are able to work remotely. The Fund's ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with MFS and other service providers.
Cash Management. A Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including a money market fund advised by MFS. Generally, these securities offer less potential for gains than other types of securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are types of securitized instruments and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund. A CBO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a diversified pool of debt instruments, including below investment grade quality debt instruments, held by such issuer. A CLO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a pool of loans, including domestic and non-senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade quality, held by such issuer. CDOs may be less liquid than other types of securities.
For CDOs, the cash flows are generally split into two or more portions, called tranches, varying in risk and yield. The riskiest tranche bears the first loss from defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default (though such protection is not complete). The risks of an investment in a CDO depend largely on the type of the underlying collateral and the tranche of the CDO in which a Fund invests. Since it is partially protected from defaults, a senior tranche from a CDO may have a higher rating and lower yields than its underlying collateral.
In addition to the risks associated with debt instruments and securitized instruments, CDOs carry additional risks including, (i) the possibility that distributions from underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the underlying collateral may decline in value or default; (iii) the risk that Funds may invest in CDOs that are subordinate to other tranches; and (iv) the complex structure of the instrument may produce disputes with the issuer or unexpected investment results.
Commodity Pool Operator Regulation.  Except with respect to MFS Managed Wealth Fund, a notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to such Fund.  As a result, MFS, as adviser to such Fund, is not currently subject to registration or regulation as a CPO with respect to such Fund.  However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.
MFS, as adviser to MFS Managed Wealth Fund, is registered and regulated as a CPO under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder with respect to such Fund.
Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates, currency fluctuations, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, policies of commodity cartels, and international market, economic, industry, political, environmental, public health, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.  In addition, a highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas, and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. A convertible security provides holders, through its conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, a convertible security generally sells at a price above its "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of a convertible security will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stock declines in value, a convertible security will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, a security that is convertible other than at the option of the holder generally does not limit the potential for loss to the same extent as a security convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible security may also be expected to increase. At the same time, however, the difference between the market value of a convertible security and its conversion value will narrow, which means that the value of a convertible security will generally not increase to the same extent as the value of the underlying common stock. Because a convertible security may also be interest rate-sensitive, its value may increase as interest rates fall and decrease as interest rates rise. A convertible security is also subject to credit risk, and is often a lower-quality security.
A contingent convertible or contingent capital security is a type of hybrid security that is intended to either convert into an equity security or have its principal written down or written off upon the occurrence of certain trigger events.  An automatic write down, write off, or conversion event will typically be triggered by a reduction in the issuer's capital level or an action by the issuer's regulator, but may also be triggered by other factors.  Due to the contingent write down, write off, or conversion feature, a contingent convertible security may have a greater risk of principal loss than other securities in times of financial stress.   If the trigger level is breached, the value of the contingent convertible security may decrease to zero with no opportunity for an increase in value even if the issuer continues to operate.
Counterparties and Third Parties:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian's or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.
Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) a third party has identified that country as an issuer’s “country of risk”; (e) the issuer is included in an index which is representative of that country; (f) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (g) the issuer has 50% or more of its assets in that country.  For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
Cyber Security.  The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cyber security risks, but the Fund is exposed through its service providers (including, but not limited to, MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and subadvisor (if applicable)), to cyber security risks. With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund's service providers are susceptible to operational and information or cyber security risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers' digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers' systems or websites rendering them unavailable to intended users or via "ransomware" that renders the systems inoperable until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers' systems.
Cyber security failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests could negatively impact the value of the Fund's investments and cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, impediments to trading, destruction to equipment and systems, interference with quantitative models, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, and other parties. The Fund may incur incremental costs to prevent or reduce the impact of  cyber incidents in the future which could negatively impact the Fund and its shareholders.
While MFS has established information security plans, business continuity plans and risk management systems that it believes are reasonably designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been (or cannot be) adequately identified. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by service providers, or by issuers in which the Fund invests, and such service providers may have limited indemnification obligations to MFS or the Funds, each of whom could be negatively impacted as a result.
Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. In addition, because yields vary over time, no specific level of income can ever be assured. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.  During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate; i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.  The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower.  The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument trading at a negative interest rate is expected to produce a negative return if held to maturity.  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural and environmental disasters such as earthquakes, fires, floods, hurricanes, tsunamis and other weather-related phenomena; outbreaks of pandemic and epidemic diseases; terrorist attacks; war or military confrontations; and other geopolitical changes or events (and their aftermath) can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.  Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies' operating costs and capital expenditures. Debt markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.
A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the U.S. and world economies and markets generally.  For example, the COVID-19 outbreak has resulted in significant disruptions to global business activity.  The impact of this outbreak and other epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways.  A health crisis may also exacerbate other pre-existing political, social and economic risks.  Any such impacts could adversely affect the prices and liquidity of the Fund's investments and the Fund's performance.
The London Interbank Offered Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market.  Certain of the Fund's investments, payment obligations, and financing terms may be based on LIBOR.  The regulatory authority that oversees financial services firms in the United Kingdom has announced plans to transition away from LIBOR by the end of 2021.  There remains uncertainty regarding the future utilization of LIBOR as a reference rate and the nature of any replacement rate.  The potential effects of the transition from LIBOR on the Fund, or on certain instruments in which the Fund invests, are not known.  The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR to determine interest rates, a reduction in value of certain instruments held by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges.  Any such effects could have an adverse impact on the Fund's performance.  Since the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the end of 2021.
See APPENDIX N for a description of ratings.
Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. Depositary receipts denominated in a currency other than the currency of the underlying securities subjects the investors to the currency risk of the depositary receipt and the underlying securities.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.
Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Investments in non-U.S. issuers through ADRs, EDRs, GDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.  Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty's ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, inverse floating rate instruments, swaps, and certain complex structured securities. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund's use of derivatives.
Emerging Market Countries. Emerging market countries include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market, the country's inclusion in an emerging market or frontier emerging market index, and other factors that demonstrate that the country's financial and capital markets are in the development phase. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.
Investments tied economically to emerging market countries may be more volatile than investments in countries with more developed markets. The risk of expropriation, confiscatory taxation, nationalization and social, political, and economic instability, greater susceptibility to environmental problems, greater government involvement in the economy, inflation or deflation, currency devaluations, currency exchange rate fluctuations, war, and terrorism may be greater in emerging market countries than countries in developed markets. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time. The economies of emerging market countries may be based on only a few industries, may be vulnerable to changes in trade conditions, and may have large debt burdens and higher inflation rates.
A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Further, some securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current law. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries and may be subject to currency exchange control restrictions. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.
Generally accepted accounting, auditing, and financial reporting practices and standards in emerging market countries may vary from country to country and may be significantly different from those countries in developed markets. There may be less publicly available information about issuers and certain financial instruments, and currency hedging may be unavailable. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The financial information and disclosure made by such issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Many emerging market countries have less government supervision, regulation, and enforcement of the securities markets and participants in those markets.
Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors.
The securities markets of emerging market countries may have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. In addition, securities markets of emerging market countries may be subject to potential market closures due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions.
Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed countries because brokers and counterparties in such countries may be less well-capitalized and custody and registration of assets in some countries may be unreliable.
Emerging market country debt is subject to high risk and may not be rated for creditworthiness by any internationally recognized credit rating organization. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. If a government obligor defaults on its obligation, an investor may have limited resources and may not be able to enforce a judgment against a foreign government.
A sub-set of emerging market countries are considered to have frontier markets. Frontier market countries generally have smaller, less diverse economies and less mature capital markets than larger emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Certain trading structures or protocols in some emerging markets involve the risks described above to a greater degree than in developed markets or even in other emerging markets. For example, certain eligible Chinese securities listed and traded on the Shanghai Stock Exchange (“SSE”) may be invested in through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program ("Stock Connect Securities"). Stock Connect is a securities trading and clearing program for the establishment of mutual market access between the Stock Exchange of Hong Kong ("SEHK") and the SSE that commenced operations in November 2014.
Stock Connect is subject to regulations promulgated by regulatory authorities for both the SSE and the SEHK, and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and Stock Connect Securities. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future.
While Stock Connect is not subject to individual investment quotas, daily and aggregate purchase quotas apply to the aggregate volume on Stock Connect, which may restrict or preclude investment in Stock Connect Securities. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, and therefore are subject to liquidity risk. For example, when the SEHK is closed, investors will not be able to trade Stock Connect Securities at a time when Stock Connect Securities are trading on the SSE.
The Hong Kong Securities Clearing Company Limited ("HKSCC") acts as nominee for Stock Connect Securities. As a result, investors will depend upon the cooperation of HKSCC to exercise certain shareholder rights, such as participation in corporate actions or shareholder meetings. It will not be possible for investors to pursue legal recourse against issuers of Stock Connect Securities without the participation of HKSCC, which is under no obligation to do so. It is currently unclear whether mainland Chinese courts would recognize investors' beneficial ownership of the Stock Connect Securities in the event HKSCC as nominee holder, or another entity within the ownership structure, were to become insolvent. This could prevent or delay recovery of investor assets. Investment in Stock Connect Securities may not be covered by the securities investor protection programs of either exchange and, without such protection, would be subject to the risk of default of the investor's broker.
These and other risks may exist to varying degrees in connection with investments through other trading structures, protocols and platforms in emerging markets.
Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in REITs, securities of investment companies, and other similar interests in an issuer.  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or segment of an equity market. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies' operating costs and capital expenditures. Equity markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.
A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the U.S. and world economies and markets generally.  For example, the COVID-19 outbreak has resulted in significant disruptions to global business activity.  The impact of this outbreak and other epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways.  A health crisis may also exacerbate other pre-existing political, social and economic risks.  Any such impacts could adversely affect the prices and liquidity of the Fund's investments and the Fund's performance.
Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.
Foreign Currencies. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, changes in the values of those currencies may have a positive or negative effect on the value of securities denominated in that currency or the value of the currency itself.
While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.
The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, tariffs, and other political or regulatory developments.  Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar. In addition, certain foreign countries may restrict the free conversion of their currencies into other currencies and certain foreign currencies may not trade outside their local country.
Although foreign currency dealers generally do not charge a fee for foreign currency transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.
Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date.  Foreign currency transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date are referred to as deliverable forwards.  Depending on time to settlement and certain other characteristics, certain deliverable forwards can be referred to as "spot" foreign currency transactions.   Foreign currency transactions that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and current rate at settlement based upon an agreed upon notional amount are referred to as non-deliverable forwards.  Depending on whether a foreign currency transaction is deemed to be a spot, a deliverable forward or a non-deliverable forward in a particular jurisdiction, the transaction may be subject to no or different regulatory requirements, including but not limited to reporting, margin, clearing and exchange trading or trading on other public facilities.  Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the Fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements.  Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.
A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Foreign currency transactions to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
Foreign currency transactions can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Foreign currency transactions can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.
Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund's returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Foreign Markets. Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social developments, military action or unrest, adverse diplomatic developments, or government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, imposition of tariffs or other economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, entering or exiting trade or other intergovernmental agreements, or other government action. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding or other taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. Some countries limit the ability to profit from short-term trading (as defined in that country).
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. Foreign securities may trade on markets that are closed when the U.S. markets are open.  As a result, accurate pricing information based on foreign market prices may not always be available. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries. Investors in foreign countries may have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other U.S. authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund's non-U.S. portfolio securities, no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (commonly known as "Brexit").  On March 29, 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the European Union and commenced the formal process of withdrawing from the European Union.  On January 31, 2020, the United Kingdom left the European Union and entered into a transition period during which the United Kingdom and the European Union will attempt to negotiate and finalize a new trade agreement.  Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe.  There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the European Union.  During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Any further exits from the European Union, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.
If a fund is the purchaser or seller of a futures contract, the fund is required to deposit "initial margin" with a futures commission merchant ("FCM") when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract's notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor, and with respect to certain futures contracts, short futures positions may theoretically result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.
Futures can be sold until their last trading dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, clearing house, or other party that may owe margin to a fund.
If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument.  The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
U.S. Treasury Inflation Protected Securities ("TIPS") currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.
While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.
Large Shareholder Risk: From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or other MFS Funds) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so.  Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities.  In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.
Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount generally at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment; however, it is sometimes not feasible, particularly in the case of foreign securities, to recall the securities in time to vote the shares. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment and related transaction costs by the time the replacement investment is purchased. The Fund bears the risk of any investment loss from cash received as collateral that is invested in other eligible securities, including shares of a money market fund. The Fund engages securities lending agents to arrange loans of the portfolio securities.  The Fund pays a fee to such agents.
Services provided by the securities lending agents include locating borrowers; evaluating the initial and ongoing creditworthiness of borrowers; determining and monitoring the value of loaned securities and collateral; monitoring collateral requirements and collecting additional collateral as necessary; collateral transfer; cash collateral management; negotiation of loan terms; selection of securities to be loaned; recordkeeping and reporting; monitoring lending restrictions; monitoring for loan position modifications due to corporate actions; monitoring distribution activity and delivering any distributions from securities on loan; monitoring proxy votes related to U.S. loaned securities; and arranging for the return of loaned securities at loan termination or as otherwise required.
New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund's ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.
Income and fees related to securities lending activities for the Fund's most recent fiscal year are set forth in APPENDIX O.
Leveraging. Certain transactions and investment strategies, including when-issued, delayed delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.
Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.
The Fund has implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act that MFS believes is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund.  In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  In the event the Fund's illiquid investments exceed 15% of the Fund's net assets, MFS will take certain actions, including reporting the occurrence to the Board and providing the Board with information regarding how MFS plans to bring the Fund's illiquid investments to or below 15% of the

Fund's net assets within a reasonable time. While the Fund's liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments.
Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.
Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.
If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.
The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.
Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Historically, loans normally have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans may also not be considered “securities,” and purchasers may not be entitled to rely on the anti-fraud and other protections of the federal securities laws.
Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have higher prices.
With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the prices the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.
Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
MFS Funds-of-Funds Conflict of Interest Risk. In managing MFS Fund-of-Funds and underlying funds, MFS is subject to conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds), and, more generally, in fulfilling its obligations with respect to both the MFS Fund-of-Funds and the underlying funds. Therefore, a conflict of interest exists because MFS has an incentive to allocate fund assets into underlying funds that produce the greatest fees for MFS; however, MFS is legally obligated to act in the best interests of both the MFS Fund-of-Funds and the underlying funds.
Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.
Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. In addition, tax or other regulatory changes may adversely affect the mortgage-backed securities market as a whole. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Investments in mortgage-backed securities are impacted by the industry, sector, and geographic region of the underlying mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.
Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.
Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.
Under the Federal Housing Finance Agency's “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities.  In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities.  The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.
Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.
Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through”

of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.
Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or the location and age of other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and securitized instruments. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securities involving mortgage loans. The effects of the COVID-19 virus and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by residential or commercial loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." The CMO structure enables the issuer to direct the principal and interest cash flow generated by the collateral of the different tranches in a prescribed manner in order to meet different investment objectives. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the Prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the Prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. Other structures include floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.
A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and prices of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities. The value of CMOs collateralized by commercial mortgages or commercial mortgage pass-through securities depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.
Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.
SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.
If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.
A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.
Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax-exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.
From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the federal and state income tax exemption for interest on municipal instruments.  Similar proposals may be introduced in the future.  Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of certain Funds to achieve their respective investment objectives.
The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued.  Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive or frequently available as that which is made available by corporations whose securities are publicly traded.
General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, territories, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.
Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.
Revenue bonds are generally backed by the specific revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Specific revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.
Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.
The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the credit quality and financial strength of the issuer providing such insurance and its ability to fulfill its claims-paying obligations. As a result of ratings downgrades and withdrawals from the municipal insurance business, some municipal insurance policies may have little or no value.
Municipal bonds may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 outbreak has significantly stressed the financial resources of many municipal issuers, which may impair their ability to meet their financial obligations and harm the value of the Funds’ investments. Factors contributing to the economic stress on municipal issuers may include an increase in expenses associated with combatting the COVID-19 pandemic and a decrease in revenues supporting the bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing the revenue bonds issued by hospitals, colleges and universities, toll roads, convention centers, stadiums, casinos, and others due to closures and/or curtailment of services and/or changes in consumer behavior.  Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties,  it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
In addition to being downgraded, if a municipality experiences significant financial distress, depending on applicable law, it may become subject to emergency oversight, and in some jurisdictions may be eligible to file a petition for relief under Chapter 9 of the U.S. Bankruptcy Code.  As a result of these actions, a distressed municipality may be entitled to certain protections from the enforcement of rights and remedies by creditors in order to permit the municipality to negotiate and execute a plan for the reorganization of its debts.  Such a reorganization of debts may include the extension of debt maturities, reduction in the amount of principal and interest due thereon, alterations to contractual provisions and other measures which may significantly affect the value of the securities issued by the municipality and the value of the Fund's investments therein.
Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions, including the events surrounding the COVID-19 pandemic. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses, including those associated with the COVID-19 pandemic, could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are typically offered by state (or substate) entities and are primarily backed by pools of private student loans. Underlying student loans are generally unsecured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, the trust's overall ability to generate excess spread, and loan modifications. Since bonds are issued prior to the origination of student loans, there is risk that bond proceeds are not fully disbursed to students, in which case the issuer has the option to retire bonds prior to the stated maturity or call date. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, bankruptcy protection for student loan borrowers, and continued federal interest and other program subsidies currently in effect.
Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects on demand from economic conditions, (d) the effects of conservation on energy demand, (e) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (f) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (g) maintenance of existing assets and (h) timely and efficient construction of new assets including those to meet renewable energy mandates.
Health Care. The health care industry includes providers such as hospitals, nursing homes, retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies at the federal, state, and local level. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions, including the COVID-19 pandemic and associated revenue and expense pressures; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers.  In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Due to the difficulty in precisely predicting demand for mortgages, there is a risk that the bond proceeds will be in excess of demand, which could result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults, including any that may occur as a result of the COVID-19 pandemic. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.
Prepaid Gas Bonds.  Payment of principal and interest on prepaid gas bonds is subject to the key risk that the gas supplier fails to provide the natural gas as agreed over the life of the contract between the gas supplier and the municipal utility.  The gas supplier’s obligation to provide the natural gas is guaranteed by a financial institution and therefore the credit quality of this financial institution is an important factor in the credit quality and value of the bonds.  Additional risks include the willingness and ability of the municipal utilities to purchase the gas when delivered.  Failure to do so, among other things, could result in the bond being called.
Tender Option Bonds. A tender option bond is a common way of referring to the two classes of certificates issued by a special purpose trust into which municipal instruments are deposited. The first class, the floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, the inverse floating rate certificates, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses. A remarketing agent for the trust is required to attempt to re-sell any tendered floating rate certificates to new investors for the purchase price (the stated amount of the floating rate certificates plus accrued interest). If the remarketing agent is unable to successfully re-sell the tendered floating rate certificates, depending on the structure of the trust, a liquidity provider to the trust may elect to cause the trust to sell the municipal instruments held by the trust in an amount sufficient to purchase any tendered floating rate certificates or may provide a loan to the trust, the proceeds of which will be used to purchase the tendered floating rate certificates.
A tender option bond transaction typically provides for the automatic termination of the trust upon the occurrence of certain adverse events. These events may include, among others, a credit rating downgrade or decrease in the value of the underlying municipal instruments below a specified level, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors floating rate certificates that have been tendered for repurchase. Following such an event, the underlying municipal instruments are generally sold for current market value and the proceeds generally distributed first to holders of the floating rate certificates in an amount equal to the purchase price of their securities and then to the holders of the inverse floating rate certificates. The sale of the underlying municipal instruments following such an event could be at an adverse price that might result in the loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floating rate certificate.
Both Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and have resulted in a new structure so that no banking entity is sponsoring the trust for purposes of the Volcker Rule.  Under the new structure, the Fund, rather than a bank entity, is the sponsor of the trust and undertakes certain responsibilities that previously belonged to the sponsor bank.  Although the Fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
Inverse floating rate certificates have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate certificates, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floating rate certificate can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate certificates incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates.  During periods of rising interest rates, the prices of inverse floating rate certificates will tend to decline more quickly than those of fixed rate instruments. Inverse floating rate certificates may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. In addition, inverse floating rate certificates are subject to the risk that the structure does not work as intended and are subject to the credit risk of any third party service provider and to the third party service provider's ability or willingness to perform in accordance with the terms of the arrangement.
Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and may be affected by the price and availability of fuel as well as perceived global safety risks including the COVID-19 pandemic. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area, including the COVID-19 pandemic and associated decline in movement. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).
Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds. Also, water and sewer bonds issued by an enterprise of a municipality in financial distress may not be insulated from the financial insecurity of that municipality.
Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally, lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to constitutional debt limitations or other statutory requirements that may apply to other municipal securities.
Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.
In addition to the risk of "non-appropriation," municipal lease securities may not have as liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.
Options. An option is a contract which conveys to the holder of the option the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.
Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.
All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform in accordance with the terms of the contract. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.
The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.
Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer's potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest, and so the put option writer's loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.
The writer of a cleared option is required to deposit initial margin. Additional margin may also be required. The writer of an uncleared option may be required to deposit initial margin and additional margin.
A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.
Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.
The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.
Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.
Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors.
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT's sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT's sponsor.  REITs are not diversified, and are subject to the risks of financing projects.
REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.
Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.
Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.
Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.
REITs could be adversely affected by failure to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation.  In addition, investments in certain industries, sectors, or countries may also be subject to extensive regulation.  Government regulation may change frequently and may have significant adverse consequences. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes.  Regulatory changes may change the way a Fund is regulated or the way the Fund's investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.
Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian.
Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.
Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in other funds advised by MFS. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.
Securitized Instruments. Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (e.g., credit cards) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Securitized instruments that represent an interest in a pool of assets provide greater credit diversification than securitized instruments that represent an interest in a single asset.  Securitized instruments are issued by trusts or other special purpose entities that holds the underlying assets. Payment of interest and repayment of principal on securitized instruments may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.
The credit quality of securitized instruments depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-enhancement provider, if any. The value of securitized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Securitized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with securitized instruments that do have a security interest in the underlying assets.
Some types of securitized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these securitized instruments is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, regulatory requirements, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these securitized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the maturity of the asset-backed security, increasing the potential for loss.
Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a seller may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller.  Short sales may create leverage, and, to the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay to the lender of securities any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the short sale. The seller also will incur transaction costs in effecting short sales.
The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale, and transaction costs. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.
A seller may also make short sales “against the box,” (i.e., when a security identical to one owned by the seller is borrowed and sold short). If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.
Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. Any restructuring of sovereign debt obligations will likely have a significant adverse effect on the value of the obligations. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors, including the issuer's cash flow, the size of its reserves, its access to foreign exchange, and the relative size of its debt service burden to its economy as a whole. Although some sovereign debt is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Structured Securities.  Structured securities (often called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an underlying indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.
Sukuk.  Sukuk are certificates structured to comply with Sharia law and its investment principles.  These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets ("underlying assets").  In a typical sukuk, a special purpose vehicle ("SPV") issues certificates to investors in exchange for their capital.  The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the "obligor") in exchange for the underlying assets of the obligor that are held in trust by the SPV.  The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain.  Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.
Although under Sharia law, sukuk involve the sharing of profits and losses in the underlying asset financed by the investment in the certificates, most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets.  As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments.  Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor.  Sukuk investors are subject to the creditworthiness of the obligor, and the obligor may be unwilling or unable to meet its periodic or final payment obligations.  In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited.  As with conventional debt instruments, sukuk prices change in response to interest rate changes.
The structural complexity of sukuk and the immaturity of the sukuk market, increases the potential risks of investing in sukuk, including operational, legal, and investment risks.  While the sukuk market has grown in recent years, sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk.  In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.
Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include

“caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.
Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in certain credit default swaps on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. Or, for example, in a total return swap, one party agrees to make a series of payments to another party based on the income and price return of the underlying indicator during a specified period, while the other party agrees to make a series of payments calculated by reference to an interest rate or other agreed upon amount.  On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.
It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Legislation has been enacted that has resulted in and will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps may be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap's notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.
Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps.
In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund's original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.
Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of a swap is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.
Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, "synthetic local access instruments") are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.
Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer's ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.
Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a significant portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including a money market fund advised by MFS, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.
U.S. Government Securities.  U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S.

Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.
Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.
Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Warrants often involve a counterparty to the transaction. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued, Delayed Delivery, and Forward Commitment Transactions. When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the to be announced (TBA) market, involve a commitment to purchase or sell a specific security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund may renegotiate a when-issued, delayed delivery, or forward commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

TBA Transactions. A Fund may engage in purchases or sales of TBA securities, which usually are transactions in which a Fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a Fund for investment purposes in order to gain or reduce exposure to certain securities, or for hedging purposes to adjust the risk exposure of a Fund’s portfolio without having to restructure the portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other delayed delivery and forward commitment purchase and sale transactions. In addition, when a Fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, a Fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the Fund’s obligations are outstanding.
Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.
Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX K - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies, if any, can be changed without shareholder approval.

MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, and MFS International Large Cap Value Fund

As fundamental investment restrictions, the Fund:

1.	May borrow money to the extent not prohibited by applicable law.

2.	May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.	May issue senior securities to the extent not prohibited by applicable law.

4.	May make loans to the extent not prohibited by applicable law.

5.	May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.
May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for the Fund's fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, and MFS Moderate Allocation Fund

As fundamental investment restrictions, the Fund:

1.	May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act.

2.
May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.
May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.	May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.
May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.
May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

For purposes of fundamental investment restriction No. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction No. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction No. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

MFS Emerging Markets Equity Fund, MFS International Growth Fund, and MFS International Intrinsic Value Fund

 As fundamental investment restrictions, the Fund:

1.	May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act.

2.
May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.
May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.	May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.
May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.
May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

For purposes of fundamental investment restriction No. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction No. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction No. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Managed Wealth Fund

As fundamental investment restrictions, the Fund:

1.	May borrow money to the extent not prohibited by applicable law.

2.	May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.	May issue senior securities to the extent not prohibited by applicable law.

4.	May make loans to the extent not prohibited by applicable law.

5.	May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.
May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for the Fund's fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.
In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

APPENDIX L - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund

MFS Aggressive Growth Allocation Fund	May 31, 2020	$0
	May 31, 2019	$0
	May 31, 2018	$0

MFS Blended Research Growth Equity Fund	May 31, 2020	$28,640
	May 31, 2019	$35,511
	May 31, 2018	$46,439

MFS Blended Research Mid Cap Equity Fund	May 31, 2020	$97,192
	May 31, 2019	$109,160
	May 31, 2018	$145,159

MFS Blended Research Small Cap Equity Fund	May 31, 2020	$251,972
	May 31, 2019	$113,474
	May 31, 2018	$105,089

MFS Blended Research Value Equity Fund	May 31, 2020	$32,187
	May 31, 2019	$37,129
	May 31, 2018	$59,460

MFS Conservative Allocation Fund	May 31, 2020	$0
	May 31, 2019	$0
	May 31, 2018	$0

MFS Emerging Markets Equity Fund	May 31, 2020	$2,910,519
	May 31, 2019	$1,037,960
	May 31, 2018	$991,036

MFS Growth Allocation Fund	May 31, 2020	$0
	May 31, 2019	$0
	May 31, 2018	$0

MFS International Diversification Fund	May 31, 2020	$0
	May 31, 2019	$0
	May 31, 2018	$0

MFS International Growth Fund	May 31, 2020	$1,846,238
	May 31, 2019	$1,596,609
	May 31, 2018	$1,315,285

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund
MFS International Intrinsic Value Fund	May 31, 2020	$2,348,839
	May 31, 2019	$1,791,236
	May 31, 2018	$4,128,681

MFS International Large Cap Value Fund (commenced June 30, 2020)	May 31, 2020	Not Applicable

MFS Managed Wealth Fund	May 31, 2020	$11,641
	May 31, 2019	$6,275
	May 31, 2018	$4,777

MFS Moderate Allocation Fund	May 31, 2020	$0
	May 31, 2019	$0
	May 31, 2018	$0

Securities Issued by Regular Broker/Dealers

During the fiscal year ended May 31, 2020, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund's aggregate holdings of the securities of each such issuer as of May 31, 2020:

Fund	Broker/Dealer	Value of Securities

MFS Aggressive Growth Allocation Fund	None	Not Applicable

MFS Blended Research Growth Equity Fund	CITIGROUP,INC.	$233,130

MFS Blended Research Mid Cap Equity Fund	None	Not Applicable

MFS Blended Research Small Cap Equity Fund	LPL FINANCIAL HOLDINGS INC	$0[1]

MFS Blended Research Value Equity Fund	BANK OF AMERICA CORP.	$5,335,730
	CHARLES SCHWAB CORP	$1,619,110
	CITIGROUP,INC.	$3,775,356
	GOLDMAN SACHS GROUP INC	$1,738,347
	JPMORGAN CHASE & CO.	$2,893,610
	MORGAN STANLEY	$3,484,065

MFS Conservative Allocation Fund	None	Not Applicable

MFS Emerging Markets Equity Fund	None	Not Applicable

MFS Growth Allocation Fund	None	Not Applicable

MFS International Diversification Fund	None	Not Applicable

Fund	Broker/Dealer	Value of Securities
MFS International Growth Fund	UBS GROUP AG	$0[1]

MFS International Intrinsic Value Fund	UBS GROUP AG	$139,768,592

MFS International Large Cap Value Fund (commenced June 30, 2020)	None	Not Applicable

MFS Managed Wealth Fund	None	Not Applicable

MFS Moderate Allocation Fund	None	Not Applicable

[1]	The Fund sold the security prior to May 31, 2020.

APPENDIX M - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of July 31, 2020, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected.

Name of Recipient	Purpose of Disclosure
AcadiaSoft	Software Vendor
Barclays Capital	Software Vendor
BBH (Brown Brothers Harriman) Infomediary	System / Data Transmission Vendor
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Capital Confirmations, Inc.	Electronic Confirmation Services Between Fund Auditors and Brokers
Charles River Development	Systems Vendor
Citigroup	Analytical Tool
Commcise	Consultant
Deloitte & Touche LLP*	Independent Registered Public Accounting Firm for Certain of the MFS Funds
Deutsche Bank Securities Inc.	Intermediary
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP*	Independent Registered Public Accounting Firm for Certain of the MFS Funds
FactSet Research Systems, Inc.	Analytical Tool
Fiserv	Software Vendor
GainsKeeper, Inc.	Accounting System
Goldman Sachs Asset Management, L.P.**	Investment Advisor
ICE Data Services	Fund Pricing
IEX Data Analytics LLC (IEX Astral)	Analytical and Reporting Tool
Institutional Shareholder Services, Inc.	Proxy Service Provider
JP Morgan Chase Bank***	Fund Custodian for Certain of the MFS Funds
J.P. Morgan Securities, Inc.****	Analytical Tool
Lipper, Inc.	Publication Preparation
Mackey Research Management Software	Software Vendor
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
MSCI BARRA	Analytical Tool
OMGEO LLC	Software Vendor
Paragon Group UK Ltd. (formerly Kingswood Steele)	Analytical Tool
RiskMetrics Group, LLC	Risk Management Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelley	Software Vendor and Typesetting and Printing Services
SageView Advisory Group LLC	Consultant
State Street Bank and Trust Company***	Fund Custodian for Certain of the MFS Funds
Style Research	Software Vendor
Toppan Merrill LLC	Software Vendor
Virtu ITG LLC	Analytical Tool

*	Receives non-public portfolio holdings information only for those MFS Funds for which it is the Independent Registered Public Accounting Firm.
**
Goldman Sachs Asset Management, L.P. acts as a discretionary investment advisor to KPMG, LLP ("KPMG") and receives limited non-public holdings information for certain MFS Funds to assist KPMG in satisfying auditor independence rules.

***	Receives non-public portfolio holdings information only for those MFS Funds for which it is the Custodian.
****	JP Morgan Securities receives non-public portfolio holdings information for MFS High Income Fund only.

M - 1

APPENDIX N - DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service (Moody's), S&P Global Ratings, and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Description of its Ratings

Moody’s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Excerpts From S&P Global Ratings’ Description of its Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Excerpts from Fitch's Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.
'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.
'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.
Default is a real possibility.

CC: Very high levels of credit risk.
 Default of some kind appears probable.

C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.
'RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.

This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.
'D' ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

APPENDIX O – INCOME AND FEES RELATED TO SECURITIES LENDING ACTIVITIES

During the fiscal year ended May 31, 2020, the following income and fees were related to securities lending activities:

			Fees related to Securities Lending Activities
	Fund	Gross Income	Revenue Split*	Cash Collateral Management#	Rebate	Aggregate Fees	Net Income
	MFS Aggressive Growth Allocation Fund	$0	$0	$0	$0	$0	$0
	MFS Blended Research Growth Equity Fund	$0	$0	$0	$0	$0	$0
	MFS Blended Research Mid Cap Equity Fund	$62,886.52	$7,814.21	$132.04	$239.58	$8,185.83	$54,700.69
	MFS Blended Research Small Cap Equity Fund	$101,741.86	$8,925.00	$317.19	$6,926.08	$16,168.27	$85,573.59
	MFS Blended Research Value Equity Fund	$0	$0	$0	$0	$0	$0
	MFS Conservative Allocation Fund	$0	$0	$0	$0	$0	$0
	MFS Emerging Markets Equity Fund	$7,814.73	$463.51	$84.89	$1,936.47	$2,484.87	$5,329.86
	MFS Growth Allocation Fund	$0	$0	$0	$0	$0	$0
	MFS International Diversification Fund	$0	$0	$0	$0	$0	$0
	MFS International Growth Fund	$51,944.83	$3,117.35	$487.81	$12,490.27	$16,095.43	$35,849.40
	MFS International Intrinsic Value Fund	$899,495.28	$50,473.17	$8,455.94	$359,986.95	$418,916.06	$480,579.22
	MFS International Large Cap Value Fund (commenced June 30, 2020)	N/A	N/A	N/A	N/A	N/A	N/A
	MFS Managed Wealth Fund	$0	$0	$0	$0	$0	$0
	MFS Moderate Allocation Fund	$0	$0	$0	$0	$0	$0
*	Administrative and indemnification fees related to securities lending activities are included in the revenue split. There were no other fees related to securities lending activities.
#	Estimated based on historical expenses of securities lending agent's cash collateral mutual fund and the Fund's average cash collateral balance over the period.

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APPENDIX P – INDEX PROVIDER INFORMATION

MFS has entered into agreements with various index providers authorizing the use of certain trademarks, trade names and information in connection with the offering and/or promotion of certain of the Funds.  Information regarding certain of these agreements is included below.

Bloomberg Port
Source: Bloomberg Index Services Limited.  BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively, with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE
© 2020 FTSE Fixed Income LLC. All rights reserved.

FTSE EPRA Nareit
FTSE International Limited (“FTSE”)© FTSE 2020. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under licence.  "FT-SE®," "FOOTSIE®" and "FTSE4GOOD®" are trademarks of the London Stock Exchange Group companies. "Nareit®" is a trademark of the National Association of Real Estate Investment Trusts ("Nareit”) and "EPRA®" is a trademark of the European Public Real Estate Association ("EPRA”) and all are used by FTSE under licence. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N. V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N. V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE data is permitted without FTSE’s express written consent.

ICE Data Indices
ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an "as is" basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

MSCI
Morgan Stanley Capital International ("MSCI") makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Russell
Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

S&P Dow Jones
"Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company.  Massachusetts Financial Services Company's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

P - 1

Investment Adviser
Massachusetts Financial Services Company
111 Huntington Avenue, Boston, MA 02199
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
111 Huntington Avenue, Boston, MA 02199
(617) 954-5000

Shareholder Servicing Agent
MFS Service Center, Inc.
P.O. Box 219341, Kansas City, MO 64121-9341
Toll free:  1-800-225-2606